As filed with the Securities and Exchange Commission on April 24, 2025

Registration Nos. 333-283621

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   ☐

PRE-EFFECTIVE AMENDMENT NO.  ☐

POST-EFFECTIVE AMENDMENT NO. 5  ☒

Equitable Financial Life Insurance Company of America

(Name of Insurance Company)

8501 IBM Drive, Suite 150, Charlotte, NC 28262-4333

(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

(212) 554-1234

Insurance Company’s Telephone Number, Including Area Code

ALFRED AYENSU-GHARTEY

Vice President and Associate General Counsel

Equitable Financial Life Insurance Company of America

8501 IBM Drive, Suite 150, Charlotte, NC 28262-4333

(Name and Address of Agent for Service)

Please Send Copies of all Communications to:

DODIE C. KENT, Esq.

Eversheds Sutherland (US) LLP

The Grace Building, 40th Floor

1114 Avenue of the Americas

New York, New York 10036

Approximate date of proposed public offering: Continuously after the registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2025 pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration or amendment thereto within 3 years preceding this filing)

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒ Insurance Company relying on Rule 12h-7 under the Exchange Act

☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered:

Guaranteed Interest Account with Market Value Adjustment

PROSPECTUS Dated May 1, 2025 MONY Custom Master Individual Flexible Payment Variable Annuity Contract	Issued by Equitable Financial Life Insurance Company of America Equitable America Variable Account A Operations Center 2801 Highway 280 South Birmingham, AL 35223 Telephone: 1-800-487-6669 Fax: 866-505-0260

Please read and keep this prospectus for future reference. It contains important information that you should know before taking any other action under your contract. Also, you should read the prospectuses for the Portfolios available under your contract (the "Portfolios").

Equitable Financial Life Insurance Company of America ("we," "us," "our," or the "Company") issues the flexible payment variable annuity contract described in this prospectus (the "Contract"). This prospectus is a disclosure document and describes all of the Contract's material features, benefits, rights and obligations, as well as other information. The description of the Contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Contract are changed after the date of this prospectus in accordance with the Contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

This Contract is no longer being sold. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. This prospectus is used with current Contract owners only (each, an "Owner"). We will continue to accept Purchase Payments under existing Contracts. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract.

You can tell us what to do with your Purchase Payments and how to allocate Fund Value.

You may allocate some or all of your Purchase Payments into the subaccounts or into the Guaranteed Interest Account with Market Value Adjustment.

Each subaccount is a subaccount of Equitable America Variable Account A (the "Separate Account"), a separate investment account of the Company. Both the value of your Contract before annuitization and the amount of income afterward will depend on the investment performance of the subaccount you select and the interest earned in the Guaranteed Interest Account with Market Value Adjustment. You bear the investment risk of investing in the subaccounts. The subaccounts invest in shares of the Portfolios described in an appendix to this Prospectus. (See "APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.")

The Guaranteed Interest Account with Market Value Adjustment offers guaranteed interest to be credited for specific periods (referred to as "Accumulation Periods"), with interest credited for the entire Accumulation Period on a daily basis. Different rates apply to each Accumulation Period and are determined by the Company from time to time at its sole discretion. A Market Value Adjustment may be charged if part or all of the Guaranteed Interest Account with Market Value Adjustment is surrendered or transferred (including transfers for the purpose of obtaining a Loan) before the end of the Accumulation Period.(See "APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT") If you take pre-authorized withdrawals from the Guaranteed Interest Account with Market Value Adjustment before the Maturity Date, these withdrawals can have an adverse effect on the values under the Contract. If you intend to make these withdrawals, please work with your financial professional. A Market Value Adjustment will be imposed on amounts taken from the Guaranteed Interest Account with Market Value Adjustment in most states. A Market Value Adjustment will not be imposed on contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington; however, a minimum balance of $2,500 will apply in these States.

The Contract is a complex investment and involves risks, including potential loss of principal. If you take a withdrawal or surrender the Contract, this could result in, if applicable, negative market value adjustments (if you allocated to the Guaranteed Interest Account with Market Value Adjustment option), premium taxes, and tax penalties, which may reduce the amount you receive and could result in loss or principal and previously credited interest. In extreme cases, the maximum percentage amount of potential loss resulting from a market value adjustment can be 100% for any amount allocated to the Guaranteed Interest Account with Market Value Adjustment.

The Company's obligations under the Contract are subject to its financial strength and claims-paying ability.

The MONY Custom Master Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including market value adjustment annuities and variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

MLA-CM 05.25

C000257727

CONTENTS OF THIS PROSPECTUS

Special Terms	3
Overview Of The Variable Annuity Contract	4
Important Information You Should Consider About The Contract	6
Fee Table	10
Principal Risks of Investing In The Contract	12
Business disruption, cybersecurity, and artificial intelligence ("AI") technologies risks	13
Who is Equitable Financial Life Insurance Company of America?	14
Equitable Financial Life Insurance Company of America	14
How to reach us	14
Equitable America Variable Account A	15
The Portfolios	16
Purchase of Portfolio Shares by Equitable America Variable Account A	18
Guaranteed Interest Account with Market Value Adjustment	18
Detailed Information About the Contract	21
Payment and Allocation of Purchase Payments	21
Telephone/fax Transactions	25
Disruptive Transfer Activity	26
Termination of the Contract	27
Surrenders	27
Benefits Available Under the Contract	28
Loans	29
Portfolio Rebalancing	30
Automatic Withdrawals	30
Death Benefit	30
Death Benefit Provided by the Contract	30
Benefits Available Under The Contract — Summary of Death Benefit Options	31
Enhanced Death Benefit Options	32
Election and Effective Date of Election	33
Payment of Death Benefit	34
Charges and Adjustments	34
Deductions from Purchase Payments	34
Charges against Fund Value	34
Deductions from Fund Value	35
Market Value Adjustment	35
Annuity Provisions	37
Annuity payments	37
Election and Change of Settlement Option	38
Settlement Options	38
Frequency of Annuity Payments	39
Additional Provisions	39
Other Provisions	39
Ownership	39
Provision required by Section 72(s) of the Code	40
Provision required by Section 401(a)(9) of the Code	40
Secondary Annuitant	41
Assignment	42
Change of Beneficiary	42
Substitution of Securities	42
Changes to Contracts	42
Change in operation of the Separate Account	42
Voting Rights	43
Distribution of the Contracts	43
Federal Tax Status	45
Introduction	45
The Company's Tax Status	45
Taxation of Annuities in General	45
Qualified Retirement Plans	49
Federal Income Tax Withholding	53
Legal Proceedings	53
Financial Statements	54
About the General Account	54
APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	55

Special Terms

Accumulation Period — Currently 3, 5, 7 and 10 years. The Accumulation Period starts on the Business Day that falls on, or next follows, the date the Purchase Payment is transferred into the Guaranteed Interest Account with Market Value Adjustment and ends on the Monthly Contract Anniversary immediately prior to the last day of that Accumulation Period.

Annuitant — The person upon whose continuation of life any annuity payment depends.

Annuity Starting Date — The date upon which the Annuitant reaches 95 years of age, or at the discretion of the Owner of the Contract, a date that is at least ten years from the Effective Date of the Contract.

Beneficiary — The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.

Business Day — Our Business Day is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A Business Day does not include a day on which the New York Stock Exchange is not open due to emergency conditions determined by the Securities and Exchange Commission.

Cash Value — The Contract's Fund Value, less any outstanding debt, and positive or negative adjustment for any applicable Market Value Adjustment.

Code — The Internal Revenue Code of 1986, as amended.

Company — Equitable Financial Life Insurance Company of America (which also may be referred to as "we", "us", or "our").

Contract — The Custom Master Contract, a flexible payment variable annuity contract.

Contract Year — A period of time equal in length to one calendar year that begins on each Contract Anniversary. As with the first Contract Anniversary, the first Contract Year begins on the Contract Effective Date.

Contract Anniversary — Each one-year anniversary of the Contract's Effective Date.

Effective Date — The date the Contract begins as shown in the Contract.

Fund Value — The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account with Market Value Adjustment, and the Loan Account of the Contract.

General Account — The general assets of the Company, exclusive of assets in separate accounts of the Company.

Good Order — Instructions that we receive at the Operations Center within the prescribed time limits, if any, specified in the Contract for the transaction requested. The instructions must be on the appropriate form or in a form satisfactory to us that includes all the information necessary to execute the requested transaction and must be signed by the individual authorized to make the transaction. To be in "Good Order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions and we must be able to execute the requisite order(s).

Government Allotment Plans — Payroll deduction plans used for financial products by government employees.

Guaranteed Interest Account with Market Value Adjustment — An investment option under the Contract that is supported by the Company's General Account, under which Purchase Payments made to that account are credited with interest at rates guaranteed by the Company for specified time periods.

Investment Options — The investment options available under this Contract, which are the Portfolios and the Guaranteed Interest Account with Market Value Adjustment.

Loan — Available under a Contract issued under Section 401(k) of the Code, subject to availability. To be considered a Loan: (1) the term must be no more than five years, (2) repayments must be at least quarterly and substantially level, and (3) the amount is limited to dollar amounts specified by the Code, not to exceed 50% of the Fund Value.

Loan Account — A part of the General Account where Fund Value is held as collateral for a Loan. An Owner may transfer Fund Value in the subaccounts, and/or Guaranteed Interest Account with Market Value Adjustment to the Loan Account.

Market Value Adjustment or MVA — An amount added to or deducted from the amount surrendered or transferred (including transfers for the purpose of obtaining a Loan) from the Guaranteed Interest Account with Market Value Adjustment (for Contracts issued in most states) before the end of the Accumulation Period. An amount deducted could result in a significant loss. An MVA occurs if an amount is taken more than 30 days before the Maturity Date, but the MVA will not apply upon annuitization or upon payment of a death benefit.

Maturity Date — The Monthly Contract Anniversary immediately before the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period.

Monthly Contract Anniversary — The date of each month corresponding to the Effective Date. For example, for a Contract with a June 15 Effective Date, the Monthly Contract Anniversary is the 15th of each month. If the Effective Date falls on the 29th, 30th or 31st day of a month, the Monthly Contract Anniversary will be the earlier of that day or the last day of the particular month in question.

Net Purchase Payment — Purchase Payment less any applicable tax charges. Currently, the Company does not reduce the Purchase Payment by any amounts for tax.

Non-Qualified Contracts — Contracts not issued under Qualified Plans.

Operations Center — 2801 Highway 280 South, Birmingham, AL 35223.

Owner — The person so designated in the application to whom all rights, benefits, options and privileges apply while the Annuitant is living. If a Contract has been absolutely assigned, the assignee becomes the Owner.

Portfolio — Any open-end management investment company or unit investment trust in which a subaccount invests.

Purchase Payment — An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the Contract.

Qualified Contracts — Contracts issued under Qualified Plans.

Qualified Plans — Retirement plans that may receive favorable tax treatment under certain sections of the Code.

Secondary Annuitant — The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

Separate Account — Equitable America Variable Account A.

Settlement Options — During the payout phase of this Contract, you can apply the Fund Value to an annuity payout or to certain non-annuity arrangements under which the Fund Value is paid out (e.g., Settlement Option 4, under which income is paid for as long as the proceeds and interest last). We refer to these annuity payout options and non-annuity payout options collectively as the Settlement Options.

Successor Owner — The living person who, at the death of the Owner, becomes the new Owner.

Overview of the Variable Annuity Contract

Q: What is this Contract, and what is it designed to do?

A: The Contract is designed to provide long-term accumulation of assets through investments in a variety of Investment Options during the accumulation phase. It can supplement your retirement income by providing a stream of income payments during the payout phase. It also offers death benefits to protect your beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.

Q: How do I accumulate assets in this Contract and receive income from the Contract?

A: Your Contract has two phases: 1) an accumulation (savings) phase, and 2) a payout (income) phase.

1. Accumulation (Savings) Phase

To help you accumulate assets, you can invest your Purchase Payments in:

•  Portfolios (mutual funds), each of which has its own investment strategies, investment advisers, expense ratios, and returns; and

•  The Guaranteed Interest Account with Market Value Adjustment, under which Purchase Payments allocated to that account are credited with interest at rates guaranteed by the Company for specified time periods called Accumulation Periods. There are 4 different Accumulation Periods currently available: a 3-year, a 5-year, a 7-year, and a 10-year Accumulation Period.

•  Any withdrawals, surrenders, loans, or transfers of Fund Value from this investment option more than 30 days before the Maturity Date may result in a Market Value Adjustment that could increase, decrease, or have no change at all in the amount distributed. You could lose a significant amount of money due to any Market Value Adjustment before the Maturity Date if you allocated Fund Value to the Guaranteed Interest Account with Market Value Adjustment. The Market Value Adjustment will not apply upon annuitization or upon payment of a death benefit.

Additional information about the Portfolios and the Guaranteed Interest Account with Market Value Adjustment in which you can invest is provided in APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

2. Payout (Income) Phase

You can elect to annuitize your Contract and turn your Fund Value into a stream of income payments (sometimes called annuity payments) from the Company, at which time the accumulation phase of the Contract ends. These payments may continue for a fixed period of years, for your entire life, or for the longer of a fixed period or your life. The payments may also be fixed or variable. Please note that if you annuitize, your investments will be converted to income payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including death benefits) terminate upon annuitization.

Q: What are the primary features and options that this Contract offers?

A: Accessing your money. Until you annuitize, you have full access to your money. You can choose to withdraw your Fund Value at any time (although if you withdraw early, you may have to pay income taxes, including a 10% additional tax if you are younger than age 59 1/2, and you may be subject to an MVA if you withdraw money from the Guaranteed Interest Account with Market Value Adjustment). If you annuitize, you will receive a stream of annuity payments. However, you will be unable to make withdrawals and death benefits will terminate (except such death benefits as may be payable under the settlement option selected).

Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed when: (1) you make a withdrawal or (2) you receive an income payment from the Contract. Your beneficiary is taxed upon payment of a death benefit. For more information, see "Federal Tax Status".

Death benefits. Your Contract includes a basic death benefit that will pay your beneficiaries the greater of (1) the Fund Value less any outstanding debt on the date of the Annuitant's death, (2) the Purchase Payments paid, less any partial surrenders and MVA and less any outstanding debt; or (3) an enhanced death benefit. You had the opportunity to choose between two enhanced death benefit options when your Contract was issued: (1) enhanced death benefit — 5 Year or (2) enhanced death benefit — 1 Year. These death benefits may increase the amount of money payable to your beneficiaries upon your death.

Portfolio rebalancing. At no additional charge, you may select portfolio rebalancing, which automatically rebalances the sub-accounts you select to maintain your chosen percentage allocation among the sub-accounts. The Guaranteed Interest Account with Market Value Adjustment is not part of this program.

Automatic withdrawals. You may make pre-authorized withdrawals of a level dollar amount from the Contract on a monthly or quarterly basis before the Annuity Starting Date. There is no charge for the automatic withdrawal program. You may also have to pay income taxes, including a 10% additional tax if you are younger than age 59 1/2. Any amounts withdrawn from the Guaranteed Interest Account with Market Value Adjustment may be subject to a Market Value Adjustment.

Loans. Under certain Qualified Contracts, you may borrow up to the dollar amount specified in the Code from the Company, not to exceed 50% of your Contract's Fund Value. Your Contract will be the only security required for the Loan. An amount equal to the Loan is transferred to the Loan Account as security for the Loan. The loan account is part of the Company's General Account. Any amounts transferred from the Guaranteed Interest Account with Market Value Adjustment may be subject to a Market Value Adjustment.

Investment Options. Additional information about each Portfolio and the Guaranteed Interest Account with Market Value Adjustment is provided in an Appendix to this Prospectus, entitled "APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT."

Q: What happens if I take a withdrawal or surrender the Contract before the end of an Accumulation Period?

A: You could lose a significant amount of money due to any market value adjustments made if you withdraw, transfer (including transfers for the purpose of obtaining a Loan) or surrender your Contract before the Maturity Date if you allocated Fund Value to the Guaranteed Interest Account with Market Value Adjustment. The Market Value Adjustment will not occur if amounts are taken from this option within 30 days of the Maturity Date, upon annuitization, or upon payment of a death benefit.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?	Yes. All Contracts issued are out of the surrender charge period and no surrender charge applies.
If amounts are removed from the Guaranteed Interest Account with Market Value Adjustment more than 30 days before the Maturity Date, you will be subject to a Market Value Adjustment ("MVA"), which may be negative. In extreme circumstances, you could lose up to 100% of your investment due to the Market Value Adjustment.
For example, if you allocated $100,000 to the Guaranteed Interest Account with Market Value Adjustment with a 3 year Accumulation Period and later withdrawal the entire amount before the end of the Accumulation Period, you could lose up to $100,000 of your investment (assuming the withdrawal occurred more than 30 days before the end of the Maturity Date). This loss would be greater if you also have to pay taxes and tax penalties.
Amounts that are surrendered or transferred (including transfers for the purpose of obtaining a Loan) from a Guaranteed Interest Account with Market Value Adjustment more than 30 days before the Maturity Date will be subject to a Market Value Adjustment.
However, a Market Value Adjustment will not apply upon annuitization or payment of a death benefit.
For additional information about charges for surrenders and early withdrawals, see "FEE TABLE" and "Charges and Adjustments" and "The Guaranteed Interest Account With Market Value Adjustment" in this Prospectus.
Are there Transaction Charges?	Yes. In addition to Market Value Adjustments, you may also be charged for transfers after the first 4 transfers in a Contract Year. Currently we do not assess this charge, but we reserve the right to assess up to $25 per transfer in the future.
For additional information about transaction charges, see "FEE TABLE" and "Charges and Adjustments" in the Prospectus.

FEES, EXPENSES, AND ADJUSTMENTS
Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract(1)	1.38%	1.38%
	Portfolio Company fees and expenses	0.27%	1.74%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	N/A	N/A

(1) We calculate the Base Contract fee by dividing the total amount we receive from the mortality and expense risk charge and annual contract charge for the last fiscal year by the total average net assets attributable to the Contracts for that year.

	Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take any withdrawals or loans from the Contract, which could add negative Market Value Adjustments, and loan interest that substantially increase costs.

Lowest Annual Cost:
$1,696
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Portfolio fees and expenses
• No Loans
• No sales charges
• No additional Purchase Payments, transfers or withdrawals	Highest Annual Cost:
$3,115
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Portfolio fees and expenses
• No Loans
• No sales charges
• No additional Purchase Payments, transfers, or withdrawals

For additional information about annual charges, see "FEE TABLE" and "Charges and Adjustments" in the Prospectus.

RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract. For additional information about the risk of loss, see "PRINCIPAL RISKS OF INVESTING IN THE CONTRACT" in the Prospectus.

RISKS
Is This a Short-Term Investment?	No. This Contract is not designed for short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, federal and state income taxes may apply, including a 10% federal additional tax if you are under age 59 1/2.
Withdrawals will reduce your Fund Value and death benefit.
Amounts removed from the Guaranteed Interest Account with Market Value Adjustment more than 30 days before the Maturity Date, may result in a negative Market Value Adjustment and loss of interest.
Fund Value allocated to the Guaranteed Interest Account with Market Value Adjustment at the end of an Accumulation Period, will be reallocated for a new Accumulation Period based on the instructions we have on file, unless we are provided new reallocation instructions before the start of a new Accumulation Period. If a particular Accumulation Period is no longer available for a reallocation and you do not provide new reallocation instructions, the Fund Value held in the maturing Accumulation Period will be automatically transferred to the Money Market subaccount at the end of the current Accumulation Period.
The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
For additional information about the investment profile of the Contract and tax deferral, see "PRINCIPAL RISKS OF INVESTING IN THE CONTRACT, Charges and Adjustments," "Federal Tax Status" and "Guaranteed Interest Account With Market Value Adjustment" in the Prospectus.
What Are the Risks Associated with Investment Options?	An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Contract.
Each Investment Option (including the Guaranteed Interest Account with Market Value Adjustment) has its own unique risks.
You should review the available Investment Options and prospectuses for the available Portfolios and consult with your financial professional before making an investment decision.
For additional information about the risks associated with Investment Options, see "PRINCIPAL RISKS OF INVESTING IN THE CONTRACT" "Guaranteed Interest Account With Market Value Adjustment" and "APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT" in the Prospectus.
What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Guaranteed Interest Account with Market Value Adjustment), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge, by calling us at 1-800-487-6669 or writing to us at the address shown on the cover page of this Prospectus.
For additional information about Company risks, see "Who is Equitable Financial Life Insurance Company of America?" and "About the General Account" in the Prospectus.

RESTRICTIONS
Are There Limits on the Investment Options?	Yes. Currently, there is no charge when you transfer among Investment Options. However, we reserve the right to charge $25 for each transfer after the first 4 transfers in any Contract Year in the future.
We reserve the right to remove or substitute Portfolios as Investment Options that are available under the Contract. We also reserve the right to change the Accumulation Periods offered under the Guaranteed Interest Account with Market Value Adjustment options.
If your Contract was issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas, Washington, Massachusetts, or Pennsylvania, you must maintain a minimum Fund Value balance of $2,500 in the Guaranteed Interest Account with Market Value Adjustment.
For additional information about Investment Options, see "Other Provisions — Substitution of Securities," "Charges and Adjustments — Deductions from Fund Value — Transfer Charge" and "Who is Equitable Financial Life Insurance Company of America? — Equitable America Variable Account A" in the Prospectus.
Are There any Restrictions on Contract Benefits?	Yes. Loans are available only for Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan and are subject to limitations in term length and amount. Loans are not available for Contracts issued in Vermont.
We reserve the right to restrict the availability of portfolio rebalancing at any time.
Enhanced death benefits are no longer available for new elections. Partial surrenders may reduce enhanced death benefits by more than the amount surrendered.
For additional information about Optional Benefits, see "Benefits Available Under the Contract" and "Death Benefit" in the Prospectus.
TAXES
What Are the Contract's Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in, payments received under, and other transactions in connection with, the Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a Non-Qualified Contract, which includes a surrender, withdrawal, payment of a death benefit, or annuity income payments, will generally result in taxable income if there has been an increase in the Fund Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Fund Value. A 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2.
For additional information about tax implications, see "Federal Tax Status" in the Prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?	Some investments professionals may receive compensation for selling the Contract to investors. We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see "Distribution of the Contracts" in the Prospectus.
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see "Payment and Allocation of Purchase Payments — Tax-Free "Section 1035" exchanges" in the Prospectus.

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Options or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract, or transfer Fund Value between the Investment Options. State premium taxes may also be deducted.

TRANSACTION EXPENSES:

Maximum transfer charge	$25

The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer, which will not exceed $25 (except for Contracts issued in the states of South Carolina and Texas where it will not exceed $10). (See "Charges against Fund Value — Transfer charge" in the Prospectus)

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Fund Value is removed from an Investment Option or from the Contract before the expiration of a specified period.

ADJUSTMENTS:

Market Value Adjustment* Maximum Potential Loss (as a percentage of Fund Value at the start of the crediting period or amount withdrawn, as applicable)	1 00%

*  Withdrawals, surrenders, loans, and/or transfers made from a Guaranteed Interest Account with Market Value Adjustment option more than 30 days before the end of the Accumulation Period will be subject to a Market Value Adjustment.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Portfolio fees and expenses. If you choose to take a Loan, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES:

Administrative Expenses	$50	(1)
Base Contract Expenses (as a percentage of Separate Account net assets)	1.35	%(2)
Loan interest spread (effective annual rate, as a percentage of amounts held in the Loan Account)	2.5	%(3)

(1)  Administrative expenses consist of the annual contract charge, which currently is $0. The Company may in the future change the amount of the charge to an amount not exceeding $50 per Contract Year (except for Contracts issued in the States of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas, and Washington, where the charge may not exceed $30. (See "Charges against Fund Value — Annual Contract Charge" in this Prospectus).

(2)  Base Contract expenses consist of a mortality and expense risk charge, which is currently 1.35% annually of the value of the net assets in the Separate Account. The daily equivalent of that annualized charge is deducted each Business Day in connection with the determination of the accumulation unit value.

(3)  The loan interest spread is the difference between the rate of interest we charge on Loans and the rate of interest we credit to amounts held in the Loan Account to secure loans. The interest we charge on outstanding Loans is an annual rate of 6%. Amounts held in the Loan Account are credited with interest at an annual rate of 3.5%.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Portfolios available under the Contract, including their annual expenses, can be found in an Appendix to this Prospectus. (See "APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.")

ANNUAL PORTFOLIO OPERATING EXPENSES

	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.27%	1.74%

Examples

These examples are intended to help you compare the cost of investing in the subaccounts with the cost of investing in other variable annuity contracts that offer subaccounts as investment options. These costs include Owner transaction expenses, annual Contract fees, and annual Portfolio fees and expenses.

The examples assume all Fund Value is allocated to the subaccounts. The Examples do not reflect the Market Value Adjustment. Your costs could differ from those shown below if you invest in a Guaranteed Interest Account with Market Value Adjustment.

These examples assume that you invest $100,000 in the subaccount for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the most expensive and least expensive Annual Portfolio Expenses. The examples further assume you do not take any Loans, which would increase your costs. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1. a. If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Portfolios):

1 Year	3 Years	5 Years	10 Years
$10,242	$15,845	$21,611	$33,778

b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Portfolios):

1 Year	3 Years	5 Years	10 Years
$8,925	$11,860	$14,911	$19,612

2. a. If you do not surrender your Contract or you annuitize your Contract(1) (assuming maximum fees and expenses of any of the Portfolios):

1 Year	3 Years	5 Years	10 Years
$3,115	$9,512	$16,140	$33,778

b. If you do not surrender your Contract or you annuitize your Contract(1) (assuming minimum fees and expenses of any of the Portfolios):

1 Year	3 Years	5 Years	10 Years
$1,696	$5,253	$9,038	$19,612

(1)  The Annuity Starting Date may not be earlier than the 10th Contract Anniversary.

Please remember that the examples are an illustration and do not guarantee the amount of future expenses.

Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Early Withdrawal Risk. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right investment for you due to the possibility of adverse tax consequences. If you allocate money to the Guaranteed Interest Account with Market Value Adjustment option, in addition to the possibility of adverse tax consequences, there may be a negative Market Value Adjustment and loss of interest. In extreme circumstances, the maximum percentage amount of potential loss resulting from a negative Market Value Adjustment can be 100%. Please discuss your insurance needs and financial objectives with your financial professional. In addition, if you take pre-authorized withdrawals from the Guaranteed Interest Account with Market Value Adjustment before the Maturity Date, these withdrawals can have an adverse effect on the values under the Contract. If you intend to make these withdrawals, please work with your financial professional.

Market Risk. You bear the risk of any decline in the value of your Contract resulting from the performance of the Portfolios you have chosen. The Fund Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Portfolio. This risk could have a significant negative impact on certain benefits and guarantees under the Contract such as death benefits and amounts available for Loans. The investment risks are described in the prospectuses for the Portfolios.

Contract Benefits Risk. Withdrawals can reduce the value of the optional death benefits by more than the amount withdrawn.

Contract Changes Risk. We reserve the right to remove or substitute Portfolios as Investment Options that are available under the Contract. For the Guaranteed Interest Account with Market Value Adjustment options, we reserve the right to change the Accumulation Periods offered.

Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the Contract), and prior to age 59 1/2 a 10% additional tax may apply. See "Federal Tax Status" for more information.

Insurance Company Risk. An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Guaranteed Interest Account with Market Value Adjustment, death benefits, or other guarantees or benefits) are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-800-487-6669 or writing to us at the address shown on the cover page of this Prospectus.

Liquidity Risk. Although you can choose to withdraw your Fund Value at any time, you may be subject to state and federal income taxes, including a 10% additional tax if you are younger than age 59 1/2. In addition, amounts you withdraw from the Guaranteed Interest Account with Market Value Adjustment may be subject to a Market Value Adjustment.

Loan Risk. Outstanding Loans reduce the death benefit payable under the Contract. A Loan, whether or not repaid, has a permanent effect on the Fund Value, and potentially the death benefit, because amounts in the Loan Account do not participate in the investment performance of the Investment Options you select. The rate of interest credited to amounts in the Loan Account is less than the rate of interest we charge on outstanding Loans, and unpaid interest will be added to the outstanding Loan and will increase the Loan balance. The larger the Loan and the longer the Loan is outstanding, the greater the effect will be on amounts held as collateral in the Loan Account.

Asset Transfer Program Risk. Although your Contract is not subject to our Asset Transfer Program (ATP) feature, there is a risk that the operation of the ATP in other variable contracts we have issued will adversely impact your Portfolio investments. The ATP may trigger substantial asset flows into and out of a Portfolio, particularly during times of high market volatility. If this occurs, the Portfolio may be required to buy and sell large amounts of securities at inopportune times, generating higher turnover than it would have experienced if it were not impacted by the ATP. As a result, the Portfolio's investment performance and implementation of its investment strategy could be negatively affected and the Portfolio could incur higher operating expenses. The ATP may also impact a Portfolio structured as a fund-of-funds that is not itself subject to the ATP if it invests in underlying funds that are subject to the ATP. See "Investments in Portfolios that are also Offered in Policies/Contracts with an Asset Transfer Program" for more information.

Business disruption, cybersecurity, and artificial intelligence ("AI") technologies risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us, our business operations and your account value. Systems failures and cyberattacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. The risk of cyberattacks may be higher during periods of geopolitical turmoil.

The development and deployment of AI tools and technologies, including generative AI, and its use and anticipated use by us or by third parties on whom we rely, may increase our existing operational risks or create new operational risks that we are not currently anticipating. AI and generative AI may be misused by us or by third parties upon which we rely, and that risk is increased by the relative newness of the technology, the speed at which it is being adopted, and the uncertain and evolving policy and regulatory landscape governing its use. Such misuse could expose us to legal or regulatory risk. Because the generative AI technology is so new, many of the potential risks of generative AI are currently unknowable.

In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third-party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even when our workforce and employees of our service providers and/or third-party administrators can work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions, as well as possibly being more susceptible to cyberattacks. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyberattacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events.

Who is Equitable Financial Life Insurance Company of America?

Equitable Financial Life Insurance Company of America

Equitable America is an Arizona stock life insurance corporation organized in 1969 with an administrative office located at 8501 IBM Drive, Suite 150, Charlotte, NC 28262-4333. We are an indirect wholly owned subsidiary of Equitable Holdings, Inc.

We are licensed to sell life insurance and annuities in 49 states (we are not licensed in the state of New York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. No other company has any legal responsibility to pay amounts that the Company owes under the contracts. The Company is solely responsible for paying all amounts owed to you under the contract, subject to our financial strength and claims-paying ability.

On October 1, 2013, the Company entered into a reinsurance transaction with Protective Life Insurance Company ("Protective"), whereby Protective agreed to reinsure a substantial portion of the Company's life insurance and annuity business (the "Reinsured Business"). This policy is included in the Reinsured Business. Protective reinsures all of the insurance risks of the Reinsured Business and is responsible for customer service and administration for all contracts comprising the Reinsured Business. However, the Company remains the issuer of the Contract and the terms, features, and benefits of the Contract have NOT changed as a result of the transaction.

The Company may use proceeds in connection with the Guaranteed Interest Account with Market Value Adjustment for any legitimate corporate purpose.

In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("34 Act"), we do not intend to file periodic reports as required under the 34 Act.

How to reach us

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your Contract, and (3) any other information or materials that we provide in connection with your Contract or the Portfolios, you may communicate with our Operations Center as listed below for the purposes described or register to view your Contract online at www.service.protective.com. Please refer to "Telephone/fax transactions" for effective dates for processing telephone and fax requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:

For subsequent contributions sent by regular mail:

Equitable Financial Variable – Dept #2635
PO Box 11407
Birmingham, AL 35246-2635

For subsequent contributions sent by express delivery:

Regions Lockbox Operations
Attn: Equitable Financial Variable – LBX Dept #2635
2801 Hwy 280 South
Birmingham, AL 35223

For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by mail:

Equitable Financial Life Insurance Company of America
PO Box 1205
Birmingham, AL 35201-1205

By toll-free phone:

Customer service representatives are available weekdays from 7:00 AM to 5:00 PM, Central Time, Monday – Friday at 1-800-487-6669.

You can also change your allocation percentages, transfer among Investment Options, request a Loan, and/or change your address (1) by toll-free phone and assisted service or (2) by writing our Operations Center. For more information about the transaction requests you can make by phone or fax, see "Telephone/fax transactions" later in this Prospectus.

By Internet:

You may register for online account access at www.service.protective.com. Our website provides access to account information and customer service. After registering, you can view account details, print customer service forms and find answers to common questions.

Receipt of Communications and Transaction Requests

Your written correspondence will be picked up at the mailing address noted above and delivered to our Operations Center. Your written correspondence, however, is not considered received by us until it is received at our Operations Center in Good Order. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Operations Center or via the appropriate telephone or fax number or internet website if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day. Our Operations Center is: 2801 Highway 280 South, Birmingham, AL 35223.

Equitable America Variable Account A

Equitable America Variable Account A is a separate investment account of the Company. Presently, only Purchase Payments for individual flexible payment variable annuity contracts are permitted to be allocated to the Separate Account. The assets in the Separate Account are kept separate from the General Account assets and other separate accounts of the Company.

The Company owns the assets in the Separate Account. The Company is required to keep assets in the Separate Account that equal the total market value of the contract liabilities funded by the Separate Account. Realized or unrealized income, gains or losses of the Separate Account are credited or charged against the Separate Account assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of the Separate Account. The Separate Account assets are not chargeable with liabilities of the Company's other businesses. The assets of the Separate Account are, however, available to cover the liabilities of the Company's General Account to the extent that the assets of the Separate Account exceed the liabilities of the Contracts supported by it. The amount of some of our obligations under the Contracts is based on the assets in the Separate Account. However, the obligations themselves are obligations of the Company.

The Separate Account was authorized by the Board of Directors of the Company and established under Arizona law on March 27, 1987. The Separate Account is registered under the Investment Company Act of 1940 (the "1940 Act") and is registered and classified under that act as a "unit investment trust". A unit investment trust is a type of investment company. The Securities and Exchange Commission, however, does not manage or supervise the Company or the Separate Account. The Company is not required to register, and is not registered, as an investment company under the 1940 Act. For state law purposes, the Separate Account is treated as a part or division of the Company.

The Separate Account is divided into subdivisions called subaccounts. Each subaccount invests only in a designated class of shares of a designated Portfolio. For example, the EQ/Core Bond Index Subaccount invests solely in Class IA shares of the EQ/Core Bond Index Portfolio of the EQ Advisors Trust. These Portfolios serve as underlying investments only for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The Portfolios may also be available to certain pension accounts. The Portfolios are not available directly to individual investors. In the future, we reserve the right, in compliance with the laws that apply, to establish additional subaccounts; eliminate subaccounts; combine any two or more subaccounts; transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any subaccount to another subaccount; restrict or eliminate any voting rights as to the Separate Account; and cause one or more subaccounts to invest some or all of their assets in one or more other trusts or investment companies if marketing needs, tax conditions, or investment conditions warrant. Future subaccounts may invest in other Portfolios or in other securities, as permitted by applicable law. Any new subaccounts may be made available to existing contracts on a basis to be determined by us. If any of these changes are made, we may, by appropriate endorsement, change the Contract to reflect the change.

Fund Value allocated to the subaccounts will vary based on the investment experience of the corresponding Portfolio in which the subaccount invests. There is a risk of loss of the entire amount invested.

The Portfolios

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. Equitable Investment Management Group, LLC ("Equitable IMG"), is an affiliate of the Company and serves as the investment adviser of the Portfolios of EQ Advisors Trust (the "affiliated Trust"). For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated Trust and is responsible for retaining or discontinuing the services of those sub-advisers, if any.

Information regarding each of the currently available Portfolios, including its name, its type, their investment adviser(s) and/or sub-adviser(s), their current expenses, and their current performance is available in an appendix to the prospectus. See Appendix: "Portfolio Companies available under the contract."

Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. You should consider the investment objectives, risks, and charges and expenses of the portfolios carefully before investing. In order to obtain copies of the portfolios' prospectuses, you may call one of our customer service representatives at (800) 487-6669 or visit https://protective.onlineprospectus.net/protective/funds/.

You should be aware that Equitable Advisors and Equitable Distributors, LLC ("Equitable Distributors") (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, Equitable IMG receives advisory fees and Equitable Investment Management, LLC, an affiliate of Equitable IMG, receives administration fees in connection with the services they provide to the Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

The Company or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment advisory fees and administration expenses, will reduce the underlying Portfolios' investment returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the "EQ Fund of Fund Portfolios"). The EQ Fund of Fund Portfolios offer contract owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to contract owners and/or suggest that contract owners consider whether allocating some or all of their total account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the "EQ volatility management strategy") and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the

Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high. It may also impact the value of certain guaranteed death benefits, as discussed below.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy, and the EQ Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy, are identified in the Appendix: "Portfolio Companies available under the contract" by a "(3)".

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy), and investment option restrictions in connection with any guaranteed death benefit that include these Portfolios are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed death benefits during times of high volatility in the equity market. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). Conversely, investing in investment options that use the EQ volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that use the EQ volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Such techniques could also impact your account value and guaranteed death benefit, if any, in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Asset Transfer Program

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)  By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)  By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the ATP causes significant transfers of account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund etc.), (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the appendix to this prospectus, see APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. In order to obtain paper or electronic copies of Portfolio prospectuses that do not accompany this Prospectus, you may call one of our customer service representatives at 1-800-487-6669.

Owners should periodically review their allocation of Purchase Payments and Fund Value among the subaccounts and the Guaranteed Interest Account with Market Value Adjustment in light of their current objectives, the current market conditions, and the risks of investing in each of the Portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Portfolios can be found in the prospectus for each of the Portfolios.

Purchase of Portfolio Shares by Equitable America Variable Account A

The Separate Account will buy and redeem shares from the Portfolios at net asset value. Shares will be redeemed when needed for the Company to:

•  collect charges under the Contracts;

•  pay Cash Value on full surrenders of the Contract;

•  fund partial surrenders;

•  provide benefits under the Contracts; and

•  transfer assets from one subaccount to another or between one or more subaccounts of the Separate Account and the Guaranteed Interest Account with Market Value Adjustment as requested by Owners.

Any dividend or capital gain distribution received from a Portfolio will be:

•  reinvested immediately at net asset value in shares of that Portfolio; and

•  kept as assets of the corresponding subaccount.

Shares of the Portfolios are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other Portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other Portfolios. There can be no assurance, and no representation is made that the investment results of any of the Portfolios will be comparable to the investment results of any other Portfolio, even if the other Portfolio has the same investment adviser or manager, or if the other Portfolio has a similar name.

Guaranteed Interest Account with Market Value Adjustment

Introduction

The Guaranteed Interest Account with Market Value Adjustment is part of the Company's General Account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company. The Guaranteed Interest Account with Market Value Adjustment is designed to provide you with an opportunity to receive a guaranteed fixed rate of interest. You can choose the period of time over which the guaranteed fixed rate of interest will be paid. That period of time is known as the Accumulation Period. Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at rates guaranteed by the Company for specified periods.

Information regarding the features of each currently offered Guaranteed Interest Account with Market Value Adjustment, including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rate, is available in an appendix to the prospectus, see APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are made exclusively by the Company. The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are legal obligations of the Company. Fund Values allocated to the Guaranteed Interest Account with Market Value Adjustment are held in the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. The Company has sole investment discretion over the investment of the assets of its General Account. Owners who have allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, however, will have no claim against any particular assets of the Company.

The Guaranteed Interest Account with Market Value Adjustment provides for a Specified Interest Rate, which is a guaranteed interest rate that will be credited as long as any amount allocated to the Guaranteed Interest Account with Market Value Adjustment is not distributed for any reason prior to the Maturity Date of the particular Accumulation

Period chosen by the Owner. Generally, a 3-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over three years, a 5-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over five years, and so on. Because the Maturity Date is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period, the Accumulation Period may be up to 31 days shorter than the 3, 5, 7 or 10 years, respectively.

Although the Specified Interest Rate will continue to be credited as long as Fund Value remains in an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that Accumulation Period, surrenders or transfers (including transfers for the purpose of obtaining a Loan) more than 30 days before the Maturity Date will be subject to a Market Value Adjustment, as described below. Market Value Adjustments do not apply upon annuitization or upon payment of a death benefit.

You will find complete information about the Market Value Adjustment in the Deductions from Fund Value — Market Value Adjustment section of this prospectus.

Allocations to the Guaranteed Interest Account with Market Value Adjustment

There are several sources from which allocations to the Guaranteed Interest Account with Market Value Adjustment may be made:

•  an initial Purchase Payment made under a Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment;

•  a subsequent or additional Purchase Payment made under a Contract may be partially or wholly allocated to the Guaranteed Interest Account with Market Value Adjustment; and

•  amounts transferred from subaccounts available (or from another Accumulation Period) under the Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment.

There is no minimum amount of any allocation of either Purchase Payments or transfers of Fund Value to the Guaranteed Interest Account with Market Value Adjustment. The Contract provides that the prior approval of the Company is required before it will accept a Purchase Payment where, with that Purchase Payment, cumulative Purchase Payments made under the Contract held by the Owner, less the amount of any prior partial surrenders, the MVA, and any debt, exceed $1,500,000. This limit applies to the aggregate of Fund Values in the Guaranteed Interest Account with Market Value Adjustment, the subaccounts and the Loan Account of the Contract.

Specified Interest Rates and the Accumulation Periods Specified Interest Rates

The Specified Interest Rate, at any given time, is the rate of interest guaranteed by the Company to be credited to allocations made to the Accumulation Period for the Guaranteed Interest Account with Market Value Adjustment chosen by the Owner, so long as no portion of the allocation is distributed for any reason prior to the Maturity Date of the Accumulation Period. Different Specified Interest Rates may be established for the four different Accumulation Periods which are currently available (3, 5, 7 and 10 years). The guaranteed minimum effective annual Specified Interest Rate is 3.50%.

The Company declares Specified Interest Rates for each of the available Accumulation Periods from time to time. Normally, new Specified Interest Rates will be declared monthly; however, depending on interest rate fluctuations, declarations of new Specified Interest Rates may occur more or less frequently. The Company observes no specific method in the establishment of the Specified Interest Rates, but generally will attempt to declare Specified Interest Rates which are related to interest rates associated with fixed-income investments available at the time and having durations and cash flow attributes compatible with the Accumulation Periods then available for the Guaranteed Interest Account with Market Value Adjustment. In addition, the establishment of Specified Interest Rates may be influenced by other factors, including competitive considerations, administrative costs and general economic trends. The Company has no way of predicting what Specified Interest Rates may be declared in the future and there is no guarantee that the Specified Interest Rate for any of the Accumulation Periods will exceed the guaranteed minimum effective annual interest rate of 3.50%. Owners bear the risk that the Specified Interest Rate will not exceed the guaranteed minimum rate.

The period of time during which a particular Specified Interest Rate is in effect for new allocations to the then available Accumulation Periods is referred to as the "Investment Period." All allocations made to an Accumulation Period during an Investment Period are credited with the Specified Interest Rate in effect. An Investment Period ends only when a new Specified Interest Rate relative to the Accumulation Period in question is declared. Subsequent declarations of new Specified Interest Rates have no effect on allocations made to Accumulation Periods during prior Investment Periods. All such prior allocations will be credited with the Specified Interest Rate in effect when the allocation was made for the duration of the Accumulation Period selected.

Information concerning the Specified Interest Rates in effect for the various Accumulation Periods can be obtained by calling the Company at the toll free telephone number: (800) 487-6669 or contacting your financial professional.

The Specified Interest Rate is credited on a daily basis to allocations made to an Accumulation Period elected by the Owner, resulting in an annual effective yield which is guaranteed by the Company, unless amounts are surrendered, transferred (including transfers for the purpose of obtaining a Loan) or paid out on death of Annuitant from that Accumulation Period for any reason more than 30 days before the Maturity Date for that Accumulation Period. The Specified Interest Rate will be credited for the entire Accumulation Period. Except as described in the next sentence, if amounts are surrendered or transferred from the Accumulation Period for any reason prior to the Maturity Date, a Market Value Adjustment will be applied to the amount surrendered or transferred. You could lose a significant amount of money due to the Market Value Adjustment if an amount is removed before the end of the Accumulation Period. However, if the transfer, Loan, or surrender request is received in Good Order within 30 days before the Maturity Date, no Market Value Adjustment will apply. The Market Value Adjustment also does not apply upon annuitization or when a death benefit is paid. Since interest is credited on a daily basis, if amounts are taken before the Maturity Date, the interest credited on the amount taken will only be applied from the beginning of the Accumulation Period to the date the amount was taken.

You will find complete information about the Market Value Adjustment in the Deductions from Fund Value — Market Value Adjustment section of this prospectus.

Accumulation Periods

Each Accumulation Period starts on the Business Day that falls on, or next follows, the date on which allocation are made and Purchase Payments are received or Fund Values are transferred. For each Accumulation Period, the Specified Interest Rate in effect at the time of the allocation to that Accumulation Period is guaranteed. An Accumulation Period always ends on a Maturity Date, which is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period. Therefore, the Specified Interest Rate may be credited for up to 31 days less than the full 3, 5, 7 or 10 years.

For example, if the Effective Date of a Contract is August 10, 2024, and an allocation is made to a 10 year Accumulation Period on August 15, 2024, and the funds for a new Purchase Payment are received in Good Order on that day, the Accumulation Period will begin on August 15, 2024, and end on August 10, 2034, during which period the Specified Interest Rate will be credited.

All Accumulation Periods for the 3, 5, 7 and 10 year Accumulation Periods, respectively, will be determined in a manner consistent with the foregoing example.

We reserve the right to change the Accumulation Periods offered.

End of Accumulation Periods

At least 15 days and at most 45 days prior to the end of an Accumulation Period, the Company will send notice to the Owner of the impending Maturity Date. The notice will include the projected Fund Value held in the Accumulation Period on the Maturity Date and will specify the various options Owners may exercise with respect to the Accumulation Period:

•  During the 30 day period before the Maturity Date, the Owner may wholly or partially surrender the Fund Value held in that Accumulation Period without a Market Value Adjustment.

•  During the 30 day period before the Maturity Date, the Owner may wholly or partially transfer (including transfers for the purpose of obtaining a Loan) the Fund Value held in that Accumulation Period, without a Market Value Adjustment, to any subaccount then available under the Contract or may elect that the Fund Value held in that Accumulation Period be held for an additional Accumulation Period of the same number of years or for another Accumulation Period of a different number of years which may at the time be available. A confirmation of any such transfer or election will be sent immediately after the transfer or election is processed.

•  If the Owner does not make an election within thirty days following the Maturity Date, the entire Fund Value held in the maturing Accumulation Period will be transferred to an Accumulation Period of the same number of years as the Accumulation Period which matured. The start of the new Accumulation Period is the ending date of the previous Accumulation Period. However, if that period would extend beyond the Annuity Starting Date of the Contract or if that period is not then made available by the Company, the Fund Value held in the maturing Accumulation Period will be automatically transferred to the Money Market subaccount at the end of the Maturity Period. A confirmation will be sent immediately after the automatic transfer is executed.

During the 30 day period prior to the Maturity Date, and prior to any of the transactions set forth above, the Specified Value held in the maturing Accumulation Period will continue to be credited with the Specified Interest Rate in effect before the Maturity Date.

You will find complete information about the Market Value Adjustment in the Deductions from Fund Value — Market Value Adjustment section of this prospectus.

Detailed Information about the Contract

The Fund Value in the Separate Account and in the Guaranteed Interest Account with Market Value Adjustment provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in the Separate Account. There may be differences in your Contract, such as differences in fees, charges and benefits because of the state where we issued your Contract.

Payment and Allocation of Purchase Payments

Issuance of the Contract

Disclosure regarding contract issuance and minimum initial Purchase Payments is for informational purposes only. This Contract is no longer available to new purchasers.

The Contract is between you and the Company. The Contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your Contract. In the absence of a specific written arrangement to the contrary, you as the owner of the Contract, have the sole authority to make investment allocations and other decisions under the Contract. Your Equitable Advisors' financial professional is acting as a broker-dealer registered representative and is not authorized to act as an investment advisor or to manage the allocations under your Contract. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

Individuals who want to buy a Contract must:

(1)  Complete an application;

(2)  Deliver the application to;

(a)  a licensed agent of the Company who is also a registered representative of the Distributors who act as the principal underwriters for the Contracts, or

(b)  a licensed agent who is also a registered representative of a broker dealer which had been authorized by the Distributors to sell the Contract; and

(3)  Pay the minimum initial Purchase Payment.

If we receive a completed application and all other information necessary for processing a purchase order at our Operations Center, we will apply your initial Purchase Payment no later than two Business Days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five Business Days. If an incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your Purchase Payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two Business Days. We will apply any additional Purchase Payments you make on the Business Day we receive them at our Operations Center. (See "Receipt of Communications and Transaction Requests.") Please note that if you submit your Purchase Payment to your agent, we will not begin processing the Purchase Payment until we have received it from your agent's selling firm.

The Contract may be used with certain tax qualified plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the Qualified Plan. Accordingly, if you are purchasing this Contract in a Qualified Plan, you should purchase it for its death benefit, annuity benefits, and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether the Contract is an appropriate investment for you.

The minimum initial Purchase Payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum initial Purchase Payment for each situation.

Use of Contract or Method of Making Purchase Payment	Minimum Initial Purchase Payment
Individual retirement accounts and annuities under Section 408 of the Code (other than Simplified Employee Pensions), including Roth IRAs under Section 408A of the Code	$2,000
Non-Qualified Contracts	$2,000
H.R. 10 plans (self-employed individuals' retirement plans under Section 401 of the Code), certain corporate or association retirement plans, and Simplified Employee Pensions under Section 408 of the Code	$600
Annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities and deferred compensation plans under Section 457 of the Code	$600
Payroll deduction and automatic checking account withdrawal plans	Annualized rate of $600 (i.e., $600 per year, $300 semiannually, $150 quarterly or $ 50 per month)
Government Allotment Plans	$50 per month

Additional Purchase Payments may be made at any time before the Annuity Starting Date as long as the Annuitant is living. However, for certain automatic payment plans, the smallest additional payment is $50. The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments for such plans. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if that Payment, would cause cumulative Purchase Payments, less any partial surrenders and Market Value Adjustment, to exceed $1,500,000.

The Company reserves the right to reject an application for any reason permitted by law.

Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.50% per year if:

(1)  the Contract is issued by the Company, and

(2)  the Contract is delivered to the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner.

These amounts will be held in the General Account pending end of the right to return contract period. (See below.)

Tax-Free "Section 1035" exchanges

The Owner can generally exchange one annuity contract for another in a "tax-free exchange" under Section 1035 of the Code. Similar rules may apply to changing the funding vehicle in a Qualified Plan. Before making the exchange, the Owner should compare both contracts carefully. There may be a new surrender charge period for the other contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, the Owner may have to pay federal income tax, and additional taxes on the exchange. The Owner should not exchange this Contract for another one unless he or she determines, after knowing all the facts, that the exchange is in the Owner's best interest and not just better for the person trying to sell the Owner the new contract (that person may earn a commission if the Owner buys that contract through an exchange or otherwise).

Right to return Contract provision

This section is for informational purposes only, as these Contracts are no longer available to new purchasers.

The Owner may return the Contract during the right to return contract period (usually within 10 days of the delivery date). The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to the Purchase Payments received by the Company less any partial surrender you made. During the right to return contract period, Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment based on your allocation instructions.

For contracts issued in the State of Washington, an additional 10% penalty will be added to any Purchase Payment refund due that is not paid within 30 days of return of the Contract to the Company. For contracts issued in the State of Oklahoma, if payment is delayed more than 30 days, the Company will pay interest on the proceeds at a rate required by Oklahoma law.

Allocation of Purchase Payments and Fund Value

Allocation of Payments. On the application, the Owner may allocate Net Purchase Payments to any of the available subaccounts of the Separate Account or to the Guaranteed Interest Account with Market Value Adjustment. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before the end of the right to return contract period. The Net Purchase Payments will earn interest at a rate not less than 3.50% per year beginning on the later of:

(1)  the Effective Date of the Contract, or

(2)  the date the Payment is received at the Company's Operations Center.

Net Purchase Payments will continue to earn 3.50% annual interest until the right to return contract period expires. (See "Right to return contract provision" above.) After the right to return contract period has expired, the Contract's Fund Value will automatically be transferred to the Separate Account subaccount(s) or to the Guaranteed Interest Account with Market Value Adjustment according to the Owner's allocation instructions.

After the right to return contract period ends, under a non-automatic payment plan, if the Owner does not:

(1)  specify the amount to be allocated among subaccounts, or

(2)  specify the percentage to be allocated among subaccounts, or

(3)  the amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The percentage specified must not be less than 10% of the Net Purchase Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone or fax subject to the rules of the Company and its right to terminate or modify telephone or fax allocation. The Company reserves the right to deny any telephone or fax allocation request. (See "Telephone/fax transactions.") Any such change, whether made in writing or by telephone or fax, will be effective within 7 days of the date we receive notice of the change.

Net Purchase Payments may be allocated in whole percentages to any of the available subaccounts and to the Guaranteed Interest Account with Market Value Adjustment. Allocations must be in whole percentages, and no allocation may be for less than 10% of a Net Purchase Payment. Allocation percentages must total 100%. Contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas, Washington, Massachusetts, or Pennsylvania, must allocate and maintain a minimum Fund Value balance of $2,500 in the Guaranteed Interest Account with Market Value Adjustment.

Calculating unit values for each subaccount

When allocated Purchase Payments are received they are credited to subaccounts of the Separate Account in the form of units. The number of units is determined by dividing the dollar amount allocated to a particular subaccount by the applicable unit value for that subaccount.

To determine the unit value of a subaccount on each Business Day, the Company takes the prior Business Day's unit value and multiplies it by the Net Investment Factor for the current Business Day. The Net Investment Factor is used to measure the investment performance of a subaccount from one Business Day to the next. The Net Investment Factor for each subaccount equals:

(1)  the net asset value per share of each Portfolio held in the subaccount at the end of the current Business Day divided by

(2)  the net asset value per share of each Portfolio held in the subaccount at the end of the prior Business Day, minus

(3)  the daily mortality and expense risk charge and any other applicable charges adjusted for the number of calendar days in the period.

Once you complete your application, we must apply the initial Purchase Payment to your Contract within two Business Days. For additional Purchase Payments, we will apply the Purchase Payment to your Contract based on the unit value(s) calculated on the Business Day on which the Purchase Payment is received. (See "Receipt of Communications and Transaction Requests.")

The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The unit value depends on the investment performance of the Portfolio in which the subaccount invests and any expenses and charges deducted from the Separate Account. The Owner bears the entire investment risk. Owners should periodically review their allocations of Purchase Payments and Fund Value in light of market conditions and overall financial planning requirements.

Calculation of Guaranteed Interest Account with Market Value Adjustment Fund Value

Net Purchase Payments to be allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited to the Accumulation Period chosen by the Owner on:

(1)  the date received at the Operations Center, or

(2)  if the day Net Purchase Payments are received is not a Business Day, then on the next Business Day.

Interest will be credited daily.

Calculation of Fund Value

The Contract's Fund Value will reflect:

•  The investment performance of the selected subaccount(s) of the Separate Account;

•  Amounts credited (including interest) to the Guaranteed Interest Account with Market Value Adjustment;

•  Any amount in the Loan Account;

•  Any Net Purchase Payments;

•  Any transfer charges;

•  Any partial surrenders; and

•  All contract charges (including Market Value Adjustments) imposed.

There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account with Market Value Adjustment. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.

The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract.")

After amounts allocated to the subaccounts are transferred from the General Account to the Separate Account, on each Business Day, the Contract's Fund Value will be computed as follows:

(1)  Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on that Business Day. This is done by multiplying the subaccount's unit value on that date by the number of subaccount units allocated to the Contract. The computation of the Contract's Fund Value in the subaccount is done before any other Contract transactions on that Business Day.

(2)  Add any amount credited to the Guaranteed Interest Account with Market Value Adjustment before that Business Day. This amount is the aggregate of all Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment and:

•  The addition of any interest credited.

•  Addition or subtraction of any amounts transferred.

•  Subtraction of any partial surrenders.

•  Subtraction of any contract charges, transfer charges, and any Market Value Adjustments

(3)  Add the value held in the Loan Account to secure Loans and interest credited on that day on that amount;

(4)  Add any Net Purchase Payment received on that Business Day;

(5)  Subtract any partial surrender amount (reflecting any Market Value Adjustment) made on that Business Day;

(6)  Subtract any annual contract charge and/or transfer charge deductible on that Business Day.

Regarding (1) above, for each subaccount we multiply the number of units credited to that subaccount by its unit value on that Business Day. The multiplication is done BEFORE the purchase or redemption of any units on that Business Day.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.

Transfers. You may transfer the value of the Contract among the subaccounts after the right to return contract period has expired by sending a written request in Good Order to the Company's Operations Center. Transfers may be made by telephone or fax if you have proper authorization. (See "Telephone/fax transactions.") Transfers from a subaccount will be executed at the unit values next calculated by the Company on the Business Day on which the transfer request is received. (See "Receipt of Communications and Transaction Requests.") Such transfers are subject to the Company's rules and conditions for such privilege. Currently, there are no limitations on the number of transfers between subaccounts, except for those set forth in the "Disruptive transfer activity" section below.

Transfers among, to and from subaccounts may be postponed for any period during which:

(1)  the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2)  trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3)  an emergency exists as a result of which disposal of securities held by the Portfolio is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Portfolio.

A transfer charge is not currently imposed on transfers. (See "Charges against Fund Value — Transfer charge.") However, the Company reserves the right to impose a charge which will not exceed $25 per transfer (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account with Market Value Adjustment Accumulation Period you designate funds to be transferred from. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the right to return contract period and transfers made at the end of an accumulation period of amounts allocated to the Guaranteed Interest Account with Market Value Adjustment (see below) will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

Transfers involving the Guaranteed Interest Account with Market Value Adjustment. Transfers (including transfers for the purpose of obtaining a Loan) may be made from the Guaranteed Interest Account with Market Value Adjustment at any time, but, a Market Value Adjustment for Contracts issued in most states (except as described in the next sentence). If the transfer request is received in Good Order within 30 days before the Maturity Date, no Market Value Adjustment will apply. If multiple Accumulation Periods are in effect, your transfer request must specify from which Accumulation Period(s) we are to make the transfer. If you do not specify an Accumulation Period, your transaction will be processed using the Accumulation Periods in the order in which money was most recently allocated.

Contracts issued in Maryland, New Jersey, Oklahoma, South Carolina, Texas, Washington, Massachusetts, or Pennsylvania, to the extent the Owner allocates investments to the Guaranteed Interest Account with Market Value Adjustment must maintain a minimum Fund Value in the Guaranteed Interest Account with Market Value Adjustment of $2,500. If you take amounts out of the Guaranteed Interest Account with Market Value Adjustment option, then you must ensure the remaining balance is at least $2,500, or transfer the entire amount of Fund Value out of this option.

Please see "Payment and allocation of Purchase Payments" earlier in this section for more information about your role in managing your allocations.

Portfolio Rebalancing. With this program, you may instruct us to periodically reallocate values in your Contract. See "Benefits Available Under the Contract" for more information.

Telephone/fax Transactions

Prior allocation instructions may be changed or transfers requested by telephone or fax subject to the Company's guidelines (which we believe to be reasonable) and the Company's right to modify or terminate the telephone/fax privilege. The Company reserves the right to deny any telephone or fax request.

If all telephone lines are busy (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone or fax allocation changes or transfers by telephone or fax. In such cases, an Owner would submit a written request.

We have adopted guidelines relating to changes of allocations and transfers by telephone or fax which, among other things, outlines procedures designed to prevent unauthorized instructions. If the Owner does not follow these procedures:

(1)  the Company shall not be liable for any loss as a result of following fraudulent telephone or fax instructions; and

(2)  the Owner will, therefore, bear the entire risk of loss due to fraudulent telephone or fax instructions.

A copy of the guidelines and our form for electing telephone/fax transfer privileges is available from your financial professional or by calling us at 1-800-487-6669, Monday through Thursday, 8 a.m. to 7 p.m., Eastern Time, and Friday, 8 a.m. to 5 p.m., Eastern Time. The telephone or fax allocation and transfer privileges may also be elected by completing the telephone or fax authorization. The Company's form or a Contract application with a completed telephone or fax authorization must be signed and received at the Company's Operations Center before telephone or fax allocation instructions will be accepted.

Special note on reliability. Please note that our telephone system may not always be available. Any system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing to our Operations Center.

Disruptive Transfer Activity

You should note that the Contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying Portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio investments may impede efficient Portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Portfolio manager to effect more frequent purchases and sales of Portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying Portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

We offer subaccounts with underlying Portfolios that are part of the EQ Advisors Trust, as well as subaccounts with underlying Portfolios of outside trusts with which Equitable has entered into participation agreements (the "unaffiliated trusts" and, collectively with EQ Advisors Trust, the "Trusts"). The Trust has adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the

Trust obtains from us contract owner trading activity. The affiliated Trust currently considers transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.

When a Contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the Owner is identified a second time as engaged in potentially disruptive transfer activity under the Contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected Contract. We or a Trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all Owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our Owners, we will work with the unaffiliated trust to review Owner trading activity. Each Trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the Portfolios for more information.

It is possible that a Trust may impose a redemption fee designed to discourage frequent or disruptive trading by Owners. As of the date of this prospectus, the Trusts had not implemented such a fee. If a redemption fee is implemented by a Trust, that fee, like any other trust fee, will be borne by the Owner.

Owners should note that it is not always possible for us and the Trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the Separate Account level, Owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some Owners may be treated differently than others, resulting in the risk that some Owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

Termination of the Contract

The Contract will remain in effect until the earlier of:

(1)  the date the Contract is surrendered in full,

(2)  the Annuity Starting Date,

(3)  the Contract Anniversary on which, after deduction for any annual contract charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account with Market Value Adjustment remains in the Contract, or

(4)  the date the death benefit is payable under the Contract.

Your Contract must be annuitized or surrendered for a lump sum by no later than the Contract Anniversary following the Annuitant's 95th birthday. No death benefit will be payable except, if annuitized, as provided under the settlement option elected.

Surrenders

The Owner may elect to make a surrender of all or part of the Contract's Fund Value provided it is:

•  on or before the Annuity Starting Date, and

•  during the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received in Good Order by the Company at its Operations Center.

The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less:

(1)  any outstanding debt, and

(2)  adjusted for any applicable Market Value Adjustment.

The surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Cash Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any applicable Market Value Adjustment will be in addition to the amount requested by the Owner. A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any Market Value Adjustment, if applicable) reduced Fund Value.

A surrender will result in the cancellation of units of the particular subaccounts and the withdrawal of amounts credited to the Guaranteed Interest Account with Market Value Adjustment Accumulation Periods as chosen by the Owner. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any applicable Market Value Adjustment. For a partial surrender, the Company will cancel units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account with Market Value Adjustment Accumulation Period under the allocation specified by the Owner. The unit values will be calculated as of the Business Day the surrender request is received. (See "Receipt of Communications and Transaction Requests.") Allocations may be by either dollar amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 10% of the partial surrender must be allocated to any subaccount or an Accumulation Period in the Guaranteed Interest Account with Market Value Adjustment designated by the Owner. The request will not be accepted if:

•  there is insufficient Fund Value in the Guaranteed Interest Account with Market Value Adjustment or a subaccount to provide for the requested allocation against it, or

•  the request is not in Good Order.

Contracts issued in the States of Maryland, New Jersey, Oklahoma, South Carolina, Texas, Washington, Massachusetts, or Pennsylvania, to the extent the Owner allocates investments to the Guaranteed Interest Account with Market Value Adjustment, must maintain a minimum Fund Value in the Guaranteed Interest Account with Market Value Adjustment of $2,500. If you take amounts out of the Guaranteed Interest Account with Market Value Adjustment option, then you must ensure the remaining balance is at least $2,500, or transfer the entire amount of Fund Value out of this option.

The amount of any surrender, death benefit, or transfer payable from the Separate Account will be paid in accordance with the requirements of state insurance departments and the 1940 Act. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which:

(1)  the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2)  trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3)  an emergency exists as a result of which disposal of securities held by the Portfolio is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Portfolio.

If we receive your request for a partial or full surrender, in Good Order, before 4 p.m. Eastern Time on a Business Day, for amounts allocated to the Guaranteed Interest Account with Market Value Adjustment, we will process the request that Business Day. If we receive the request on or after 4 p.m. Eastern on a Business Day, it will be processes the next Business Day. We typically pay surrender requests within five (5) Business Days of the date we receive the request in Good Order. Any surrender involving payment from amounts credited to the Guaranteed Interest Account with Market Value Adjustment may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender is received by the Company in Good Order. Surrenders involving payment from the Guaranteed Interest Account with Market Value Adjustment may in certain circumstances and in certain states also be subject to a Market Value Adjustment. The Owner may elect to have the amount of a surrender settled under one of the settlement options of the Contract. (See "Annuity provisions".)

Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

The tax results of a surrender should be carefully considered. (See "Federal tax status".)

Please note: if mandated under applicable law, we may be required to reject a Purchase Payment. In addition, we may also be required to block an Owner's account and thereby refuse to honor any request for transfers, partial surrenders, Loans, or death benefits until instructions are secured from the appropriate regulator. We may be required to provide additional information about your account to government regulators.

Benefits Available Under the Contract

In addition to the death benefits discussed in the "Death Benefit" section, other optional benefits are available under the Contract. The following table summarizes information about these other optional benefits.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Loan	Allows for a Loan to be taken using Fund Value as collateral.	Optional	2.5% (effective annual rate) loan interest spread(1)	• Only available for Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan.
• Not available to Contracts issued in Vermont.
• Loan term must be 5 years or less.
• Repayments must be at least quarterly and substantially level.
• Loan amount is limited to dollar amounts specified by the Code, not to exceed 50% of Fund Value.
• Loan amounts taken from the Guaranteed Interest Account with Market Value Adjustment option could result in a negative Market Value Adjustment and could result in significant loss.
Portfolio Rebalancing	Allows for the automatic transfer, on a regular basis, of Fund Value among specified subaccounts to maintain a specified percentage allocation of Fund Value across the subaccount options.	Standard	No Charge	• Requesting a transfer will automatically terminate portfolio rebalancing until you re-enroll in the program.
Automatic Withdrawals	Allows for pre-authorized monthly or quarterly withdrawals of a specified dollar amount before the Annuity Starting Date.	Standard	No Charge	• Income taxes, including a 10% additional tax if you are younger than age 59 1/2, may apply.
• Withdrawals taken from the Guaranteed Interest Account with Market Value Adjustment option could result in a negative Market Value Adjustment and could result in significant loss.

(1)  The loan interest spread is the difference between the rate of interest we charge on Loans and the rate of interest we credit to amounts held in the Loan Account to secure Loans. The interest we charge on outstanding Loans is an annual rate of 6%. Amounts held in the Loan Account are credited with interest at an annual rate of 3.5%.

Loans

Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision (except in the case of contracts issued in Vermont) under which a Loan can be taken using the Contract as collateral for the Loan. All of the following conditions apply in order for the amount to be considered a Loan, rather than a (taxable) partial surrender:

•  The term of the Loan generally must be 5 years or less.

•  Repayments are required at least quarterly and must be substantially level.

•  The Loan amount is limited to certain dollar amounts as specified by the IRS.

The Owner (Plan Trustee) must certify that these conditions are satisfied. Loans could have tax consequences. (See "Federal Tax Status.")

In any event, the maximum outstanding Loan on a Contract is 50% of the Fund Value in the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment. Loans are not permitted before the end of the right to return contract period. In requesting a Loan, the Owner must specify the subaccounts from which Fund Value equal to the amount of the Loan requested will be taken. Loans from the Guaranteed Interest Account with Market Value Adjustment are not taken until Fund Value in the subaccounts is exhausted. If Fund Value must be taken from the Guaranteed Interest Account with Market Value Adjustment in order to provide the Owner with the amount of the Loan requested, the Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Owner fails to specify subaccounts and Accumulation Periods, the request for a loan will be returned to the Owner. A Market Value Adjustment may apply to Loan Amounts transferred from the Guaranteed Interest Account with Market Value Adjustment which may be negative and result in significant loss. The Market Value Adjustment will apply for Loan amounts taken from this option more than 30 days before the Maturity Date.

Values are transferred to a Loan Account that earns interest at an annual rate of 3.50%. The annual Loan interest rate charged on outstanding Loan amounts will be 6%. Thus, the annual net cost of the loan is 2.50%. If interest is not repaid each year, it will be added to the principal of the Loan.

Loan repayments must be specifically earmarked as Loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment using the most recent payment allocation on record. Otherwise, we will treat the payment as a Net Purchase Payment.

Amounts borrowed under a Contract do not participate in the Separate Account investment experience. Loans, therefore, can affect the Fund Value and death benefit whether or not the Loan is repaid. The Cash Value at surrender and the death benefit proceeds payable are reduced by the amount of any outstanding Loan plus accrued interest.

Portfolio Rebalancing

Our portfolio rebalancing program may help prevent an investment strategy from becoming diluted overtime. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Contract. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Requesting a transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future. We reserve the right to restrict the availability of rebalancing programs at any time.

Automatic Withdrawals

You may make pre-authorized withdrawals of a level dollar amount from the Contract on a monthly or quarterly basis before the Annuity Starting Date. There is no charge for the automatic withdrawal program. You may also have to pay income taxes, including a 10% additional tax if you are younger than age 59 1/2. If you take pre-authorized withdrawals from the Guaranteed Interest Account with Market Value Adjustment before the Maturity Date, these withdrawals can have an adverse effect on the values under the Contract. If you intend to make these withdrawals, please work with your financial professional.

Death Benefit

Death benefit provided by the Contract

The Company will pay a death benefit to the Beneficiary if:

(1)  the Annuitant dies, and

(2)  the death occurs before the Annuity Starting Date.

The amount of the death benefit will be the greater of:

(1)  the Fund Value less any outstanding debt on the date of the Annuitant's death;

(2)  the Purchase Payments paid, less any partial surrenders and MVA and less any outstanding debt; or

(3)  an enhanced death benefit, if applicable.

Selecting a Death Benefit

The following table summarizes information about the basic death benefit and the optional death benefits under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Basic Death Benefit	Pays death benefit equal to greater of:
1. Fund Value, less any outstanding debt on date of Annuitant's death; or
	2. Purchase Payments made, less partial surrenders, negative MVA, and any outstanding debt.	Standard	No Charge	None
Enhanced Death Benefit — 5 Year	If greater than the basic death benefit, pays enhanced death benefit that is recalculated on each 5th Contract Anniversary to be the greater of:
1. the Fund Value on the recalculation date; or
2. the current enhanced death benefit, proportionately reduced by partial surrenders (including negative MVA) since the last recalculation date.
The amount payable upon death is reduced proportionately by any partial surrenders (including negative MVA) since the last recalculation date and further reduced by any outstanding debt.	Optional	No Charge	• Benefit is not recalculated after (1) the Annuitant's 71st birthday or (2) the first 5th Contract Anniversary, if later.
• Not available for new elections.
• Benefit payable on death may not exceed 200% of: total Purchase Payments reduced proportionately for partial surrenders (including negative MVA), less any outstanding debt.
• Partial surrenders may reduce the benefit by more than the amount surrendered.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Enhanced Death Benefit — 1 Year	If greater than the basic death benefit, pays enhanced death benefit that is recalculated on each Contract Anniversary to be the greater of:
1. the Fund Value on the recalculation date; or
2. the current enhanced death benefit, proportionately reduced by partial surrenders (including negative MVA) since the last recalculation date.
The amount payable upon death is reduced proportionately by any partial surrenders (including negative MVA) since the last recalculation date and further reduced by any outstanding debt.	Optional	No Charge	• Benefit terminates upon the Annuitant's 80th birthday.
• Not available for new elections.
• Benefit payable on death may not exceed 200% of: total Purchase Payments reduced proportionately for partial surrenders (including negative MVA), less any outstanding debt.
• Partial surrenders may reduce the benefit by more than the amount surrendered.

If there are funds allocated to the Guaranteed Interest Account with Market Value Adjustment at the time of death, any applicable Market Value Adjustment will be waived. The death benefit will automatically terminate upon the Annuity Starting Date, which can never be later than the Annuitant's 95th birthday. If the death of the Annuitant occurs on or after the Annuity Starting Date, no death benefit will be payable except as may be provided under the settlement option elected.

In general, on the death of any Owner amounts must be distributed from the Contract as required by Section 72(s) or 401(a)(9) of the Code, as applicable. (See "Provision required by Section 72(s) of the Code" and "Provision required by Section 401(a)(9) of the Code" later in this prospectus.)

Enhanced death benefit options

Your Contract provided a choice of two enhanced death benefit options when it was issued. If the Annuitant was age 0-75, the Owner had the option to choose either (i) enhanced death benefit — 5 Year, or (ii) enhanced death benefit — 1 Year described below. If the Annuitant did not choose an option when the Contract was issued, the Annuitant will automatically receive the enhanced death benefit — 5 Year. If your Contract was issued on or before August 16, 2000, you may have elected the enhanced death benefit — 1 Year during the period from August 16, 2000, to September 22, 2000. Owners with these Contracts not making the election will retain the enhanced death benefit — 5 Year. Because the Contracts are no longer sold, neither of the enhanced death benefit options are available for new elections.

Enhanced death benefit — 5 Year

On the 5th Contract Anniversary and each subsequent 5th Contract Anniversary prior to the Annuitant's 71st birthday, the enhanced death benefit may be increased. If the Annuitant is age 65 or over on the date of issue, the enhanced death benefit will be recalculated once on the 5th Contract Anniversary. Thereafter the enhanced death benefit remains at its last value.

Enhanced death benefit — 1 Year

On the first Contract Anniversary and each subsequent Contract Anniversary prior to the Annuitant's 80th birthday, the enhanced death benefit may be increased. After the Annuitant reaches age 80, this enhanced death benefit provision expires. This option was not available in all states.

Amount of the enhanced death benefit payable on death under enhanced death benefit options

The recalculated enhanced death benefit is equal to the greater of:

(1)  the Fund Value on the date the enhanced death benefit is to be recalculated; and

(2)  the current enhanced death benefit proportionately reduced by any partial surrenders including any applicable Market Value Adjustments assessed since the last recalculation of the enhanced death benefit.

The enhanced death benefit payable under both enhanced death benefit options is the enhanced death benefit on the date of death of the Annuitant, reduced proportionately for each partial surrender (including Market Value Adjustments, if applicable) since the last recalculation date and less any outstanding debt.

In no event will the enhanced death benefit payable on death exceed 200% of:

•  the total Purchase Payments reduced proportionately for each partial surrender (including applicable Market Value Adjustments,), and less

•  any outstanding debt.

The proportionate reduction for each partial surrender will be equal to:

(1)  the amount of that partial surrender (including applicable Market Value Adjustment assessed), divided by

(2)  the Fund Value immediately before that partial surrender, multiplied by,

(3)  the enhanced death benefit immediately before the surrender.

Once the last value is set for the enhanced death benefit, it will not be recalculated until the Annuitant's date of death. The last value is set for the 5 Year option prior to the Annuitant's 71st birthday or on the first 5th anniversary if the Contract is purchased on or after the Annuitant's age 65. The last value is set for the 1 Year option on the Contract Anniversary prior to the Annuitant's age 80. After the Annuitant reaches age 80, this enhanced death benefit provision expires.

All other basic death benefits as described in this prospectus continue to apply. The largest death benefit under any of these provisions will be paid.

The cost of an enhanced death benefit option is reflected in the mortality and expense risk charge.

Hypothetical Examples of How Enhanced Death Benefits Are Calculated

Enhanced Death Benefit — 5 Year

Assume that prior to the Annuitant's 71st birthday, the Fund Value as of the end of each fifth Contract Year (i.e., each fifth Contract Anniversary) was $100,000, $125,000, and $135,000. Assume that under the basic death benefit, the Fund Value less any outstanding debt on the date of the Annuitant's death was $120,000 and that Purchase Payments made were $90,000. Finally, assume no partial surrenders, MVA, or outstanding debt. In this case, the death benefit equals the highest fifth Contract Anniversary value of $135,000.

Enhanced Death Benefit — 1 Year

Assume that prior to the Annuitant dying at age 75, the Fund Value as of the end of each Contract Anniversary was $100,000, $120,000, $125,000, and $110,000. Assume that under the basic death benefit, the Fund Value less any outstanding debt on the date of the Annuitant's death was $120,000 and that Purchase Payments made were $90,000. Finally, assume no partial surrenders, MVA, or outstanding debt. In this case, the death benefit equals the highest Contract Anniversary value of $125,000.

Election and effective date of election

The Owner may elect to have the death benefit of the Contract applied under one of four settlement options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

(1)  during the lifetime of the Annuitant, and

(2)  before the Annuity Starting Date.

If no election of a settlement option for the death benefit is in effect on the date when proceeds become payable, the Beneficiary may elect:

(1)  to receive the death benefit in the form of a lump sum payment; or

(2)  to have the death benefit applied under one of the settlement options.

(See "Settlement Options.") If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a lump sum payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the death benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

Settlement option availability may be restricted by Section 72(s) or 401(a)(9) of the Code, as applicable, the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.

Payment of Death Benefit

If the death benefit is to be paid in one sum to the Beneficiary, payment will be made within seven (7) days of the date:

(1)  the election becomes effective, or

(2)  the election is considered to become effective, and

(3)  due proof of death of the Annuitant is received.

The Company may be permitted to postpone such payment from amounts payable from the Separate Account under the 1940 Act. If the death benefit is to be paid in one sum to a successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Unless another election is made, the death benefit proceeds will be transferred to an interest bearing checking account. The Beneficiary may make partial or full withdrawals from such account through a checkbook provided to the Beneficiary.

Charges and Adjustments

The following provides additional details of the charges and deductions under the Contract.

The amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collected may not have fully covered all of the sales and distribution expenses we actually incurred. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

Deductions from Purchase Payments

Deductions may be made from Purchase Payments for a charge for state and local premium or similar taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future Purchase Payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give 30 days notice to each affected Owner.

Charges against Fund Value

Daily deduction from the Separate Account

Mortality and expense risk charge. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of the Separate Account. This daily charge from the Separate Account is deducted at a current daily rate equivalent to an annual rate of 1.35% from the value of the net assets of the Separate Account. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35% from the value of the net assets of the Separate Account. The charge is deducted from the Separate Account, and therefore the subaccounts, on each Business Day. The mortality and expense risk charges will not be deducted from the Guaranteed Interest Account with Market Value Adjustment and such charges only apply to the Fund Value allocated to the subaccounts. Where the previous day (or days) was not a Business Day, the deduction on the next Business Day will be 0.003699% (guaranteed not to exceed 0.003699%) multiplied by the number of days since the last Business Day.

The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

A portion of this charge is used to cover our expenses in connection with the enhanced death benefits.

If the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its General Account. If the amount of the charge is inadequate, the Company will pay the difference out of its General Account.

Deductions from Fund Value

Annual contract charge. The Company has primary responsibility for the administration of the Contract and the Separate Account. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs.

Currently, there is no annual contract charge. The Company may in the future impose an annual contract charge. The charge will never, however, exceed $50. For Contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Commonwealth of Pennsylvania, South Carolina, Texas and Washington, the charge may not exceed $30. The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the Contract Anniversary, starting on the first Contract Anniversary.

If imposed, the annual contract charge is deducted from the Fund Value on each Contract Anniversary before the Annuity Starting Date.

The amount of the charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of the Separate Account in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the annual contract charge.

Transfer charge. Fund Value may be transferred among the subaccounts or to or from the Guaranteed Interest Account with Market Value Adjustment and one or more of the subaccounts (including transfers made by telephone, if permitted by the Company). Currently, we do not assess a transfer charge. However, the Company reserves the right to impose a transfer charge for each transfer instructed by the Owner in a Contract Year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25 for each transfer after the first twelve (12) in a Contract Year (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account with Market Value Adjustment from which the first transfer is made.

Surrender charge. All Contracts issued are out of the surrender charge period and no surrender charges apply.

Market Value Adjustment

General Information

Amounts that are surrendered or transferred (including transfers for the purpose of obtaining a Loan) from an Accumulation Period more than 30 days before the Maturity Date will be subject to a Market Value Adjustment (or "MVA"). It will not apply to requests for transfer or full or partial surrenders received at our Operations Center in Good Order within 30 days before the end of the applicable Accumulation Period. An MVA will not apply upon annuitization or payment of a death benefit upon the death of the annuitant. The Market Value Adjustment is determined by the multiplication of an MVA Factor (see "The MVA Factor" below) by the Specified Value, or the portion of the Specified Value being surrendered or transferred (including transfers for the purpose of obtaining a Loan). The Specified Value is the amount of the allocation of Purchase Payments and transfers of Fund Value to an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, plus interest accrued at the Specified Interest Rate minus prior distributions. You could lose a significant amount of money due to the MVA if amounts are removed from the Guaranteed Interest Account with Market Value Adjustment before the end of the Accumulation Period (if amounts removed are not within the 30 days before the end of the Accumulation Period). The Market Value Adjustment may

either increase, decrease, or have no impact on the amount of the distribution. This factor is discussed in detail below. In extreme circumstances, the maximum percentage amount of potential loss resulting from a Market Value Adjustment decrease is 100%.

An MVA will be imposed on transfers (including transfers for the purpose of obtaining a Loan) or surrenders (partial or full) from the Guaranteed Interest Account with Market Value Adjustment in most states. An MVA will not be imposed on contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington; however, restrictions on transfers apply in these States.

The Market Value Adjustment is intended to approximate, without duplicating, the experience of the Company when it liquidates assets in order to satisfy contractual obligations. Such obligations arise when Owner's request withdrawals, surrenders, or transfers (including transfers for the purpose of obtaining a Loan). When liquidating assets, the Company may realize either a gain or a loss. The Market Value Adjustment is primarily meant to transfer risk from us to you to protect us from losses on our own investments supporting Contract guarantees if amounts are withdrawn before the Maturity Date.

If prevailing interest rates are higher at the time of a surrender or transfer (including transfers for the purpose of obtaining a Loan) than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a loss when it liquidates assets in order to process a withdrawal, surrender, or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the Market Value Adjustment under such circumstances will decrease the amount of the withdrawal, surrender, or transfer (including transfers for the purpose of obtaining a Loan).

Generally, if prevailing interest rates are lower than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a gain when it liquidates assets in order to process a withdrawal, surrender, or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the MVA under such circumstances will generally increase the amount of the withdrawal, surrender, or transfer (including transfers for the purpose of obtaining a Loan).

A negative Market Value Adjustment could reduce values under your Contract by more than the amount withdrawn and a loss of previously credited interest.

The Company measures the relationship between prevailing interest rates and the Specified Interest Rates it declares through the MVA Factor. The MVA Factor is described more fully below.

Please call us at 1-800-487-6669 if you have any questions about the current Market Value Adjustment that may apply to a withdrawal, surrender, or transfer (including transfers for the purpose of obtaining a Loan). Any Market Value Adjustment rate and amount can fluctuate daily. The Market Value Adjustment dollar amount or the Market Value Adjustment rate provided to you may differ from the actual value calculated at the time of the adjustment.

The MVA Factor

The formula for determining the MVA Factor is:

[(1+a)/(1+b)+0.25%]((n-t/12)/]-1

Where:

a =  the Specified Interest Rate for the Accumulation Period from which the surrender, transfer or Loan is to be taken;

b =  the Specified Interest Rate declared at the time a surrender or transfer is requested for an Accumulation Period equal to the time remaining in the Accumulation Period from which the surrender or transfer (including transfers for the purpose of obtaining a Loan) is requested;

n =  the length of the Accumulation Period from which the surrender or transfer occurs in months; and

t =  the number of elapsed months (or portion thereof) in the Accumulation Period from which the surrender or transfer occurs.

If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Accumulation Periods are not available, we will use the rate for the next closest available Accumulation Period.

If the Company is no longer declaring rates on new payments, we will use U.S. Treasury yields adjusted for investment risk as the basis for the Market Value Adjustment.

The MVA Factor shown above also accounts for some of the administrative and processing expenses incurred when fixed-interest investments are liquidated. This is represented in the addition of 0.25% in the MVA Factor.

The MVA Factor will be multiplied by that portion of the Fund Value being surrendered, transferred, or distributed for any other reason. If the result is greater than 0, a gain will be realized by the Owner; if less than 0, a loss will be realized. If the MVA Factor is exactly 0, no gain or loss will be realized by the Owner.

You will find examples of the application of the Market Value Adjustment in the Statement of Additional Information.

Taxes

Currently, no charge will be made against the Separate Account for federal income taxes. However, the Company may make such a charge in the future if income or gains within the Separate Account will incur any federal income tax liability. Charges for other taxes, if any, attributable to the Separate Account may also be made. (See "Federal Tax Status".)

Portfolio Fees and Charges

Each Portfolio in which the Separate Account invests incurs certain fees and charges. To pay for these fees and charges, the Portfolio makes deductions from its assets. Certain Portfolios available under the Contract in turn invest in shares of other Portfolios of EQ Advisors Trust and/or shares of unaffiliated Portfolios (collectively the "underlying Portfolios"). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. The Portfolio expenses are described more fully in each Portfolio prospectus.

Sales of the Contracts

We sold the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. (See "Distribution of the Contracts" for more information.)

Annuity Provisions

Annuity payments

Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. No death benefit will be payable after the Annuity Starting Date, except as provided under the Settlement Option elected. The date chosen for the start of annuity payments may be:

(1)  no earlier than the 10th Contract Anniversary, and

(2)  no later than the Contract Anniversary after the Annuitant's 95th birthday.

The Annuity Starting Date may be:

(1)  Advanced to a date that is not earlier than the 10th Contract Anniversary.

(2)  Deferred from time to time by the Owner by written notice to the Company.

The Annuity Starting Date will be advanced or deferred if:

(1)  Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments, and

(2)  The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.

When annuity payments begin, unless Settlement Option 3 or 3A is elected, the Contract's Cash Value, less any tax charge which may be imposed, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract's Fund Value, less any state or local taxes imposed when annuity payments begin, will be applied to provide an annuity.

On the Annuity Starting Date, the Contract's Cash Value, including the Specified Value of all Accumulation Periods of the Guaranteed Interest Account with Market Value Adjustment, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. Because the Annuity Starting Date will always coincide with or follow the Maturity Date of any Guaranteed

A supplementary contract will be issued when proceeds are applied to a Settlement Option. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after the Annuity Starting Date. No surrender will be permitted except as may be available under the Settlement Option elected.

Your choice of a Settlement Option may be limited, depending on your use of the Contract. For Contracts issued in connection with Qualified Plans, restrictions and limitations may be imposed by the Code, including Section 401(a)(9) of the Code, and the terms of the Qualified Plan on the Settlement Options that can be elected and when annuity payments start. In this regard, certain Settlement Options and/or certain period certain durations may not be available, depending on the age of the Annuitant. In addition, if your Contract is a Qualified Contract once annuity payments start under a Settlement Option, it may be necessary to modify those payments following the Annuitant's death in order to comply with the required minimum distribution rules under Section 401(a)(9) of the Code. For a discussion of the post-death distribution requirements for Qualified Contracts, see "Qualified Retirement Plans and Required Minimum Distributions."

Election and change of settlement option

During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect:

•  one or more of the Settlement Options described below, or

•  another Settlement Option as may be agreed to by the Company.

The Owner may also change any election if written notice of the change is received by the Company at its Operation Center prior to the start of annuity payments. For Contracts issued in the State of Texas, if no election is in effect on the Annuity Starting Date, Settlement Option 3 with a period certain of 10 years will be considered to have been elected.

Settlement Options may also be elected by the Owner or the Beneficiary as provided in the "Death benefit" and "Surrenders" sections of this prospectus. (See "Death Benefit" and "Surrenders").

Settlement options

Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of the Separate Account. Unless you select Settlement Option 1, the Settlement Option may not be changed once payments begin.

Settlement Option 1 — Interest Income: Interest on the proceeds at a rate (not less than 2.75% per year) set by the Company each year. The Option will continue until the earlier of the date that the payee dies or the date you elect another Settlement Option. Under certain Contracts, this option is not available if the Annuitant is the payee.

Settlement Option 2 — Income for Specified Period: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

Settlement Option 3 — Single Life Income: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

Settlement Option 3a — Joint Life Income: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

Settlement Option 4 — Income of Specified Amount: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75% per year.

The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Settlement Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.50% interest per year.

Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

Frequency of annuity payments

At the time the Settlement Option is chosen, the payee may request that it be paid:

•  Quarterly:

•  Semiannually: or

•  Annually

If the payee does not request a particular installment payment schedule, the payments will be made in monthly installments. However, if the net amount available to apply under any Settlement Option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.

Additional provisions

The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the Settlement Option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

For contracts issued in the State of Washington, any underpayment by the Company will be paid in a single sum after the correction of the misstatement.

The Contract may be required to be returned upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company requires proof satisfactory to it that such condition has been met.

The Contracts described in this prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Arizona Governing Committee v. Norris, and Title VII of the Civil Rights Act of 1964, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

The Contract is incontestable from its date of issue.

Other Provisions

Ownership

The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person so designated in the application, unless:

(1)  a change in Owner is requested, or

(2)  a Successor Owner becomes the Owner.

The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be:

(1)  made in writing, and

(2)  received at the Company in Good Order.

The change will become effective as of the date the written request is signed by the Owner. A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax adviser prior to changing Owners.

Provision required by Section 72(s) of the Code

The entire interest under a Non-Qualified Contract must be distributed within five years of any Owner's death if any Owner dies before the Annuity Starting Date. Satisfactory proof of death must be provided to the Company.

If the deceased Owner's spouse is the Successor Owner as of the date of the Owner's death, then the surviving spouse will be treated as the new Owner of the Contract and may continue the Contract. Spousal status is determined under federal law for this purpose (described below).

If the surviving spouse is not the Successor Owner:

(1)  the Contract will be surrendered as of the date of the Owner's death, and

(2)  the proceeds will be paid to the Beneficiary.

If the Beneficiary is the Successor Owner, the surrender proceeds may be paid over the life of the Successor Owner if:

(1)  the Successor Owner chooses that option, and

(2)  payments begin no later than one year after the date of the Owner's death.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

If any Owner, Annuitant or payee dies on or after the Annuity Starting Date, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's, Annuitant's or payee's death.

Provision required by Section 401(a)(9) of the Code

In the case of Qualified Contracts, special tax rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Specifically, the Setting Every Community Up for Retirement Enhancement Act ("SECURE Act") and SECURE 2.0 Act of 2022 ("SECURE 2.0") made significant changes to the required minimum distribution rules.

When you have to start lifetime required minimum distributions from Qualified Contracts is generally based on your "applicable age" as defined under federal tax law. If you attain age 72 after 2022 and age 73 before 2033, your applicable age is 73. If you attain age 74 after 2032, your applicable age is 75. If you were born prior to July 1, 1949, your applicable age is 70 1/2, and if you were born on or after July 1, 1949 and before January 1, 1951, your applicable age is 72. If you were born in 1959, you should consult your tax advisor regarding your "applicable age," because it is not clear under SECURE 2.0 whether your "applicable age" is age 73 or age 75.

Lifetime required minimum distributions must commence by the "required beginning date." In the case of Individual Retirement Accounts or Annuities (IRAs), this generally means April 1 of the calendar year following the calendar year in which the owner reaches the applicable age. In the case of certain other Qualified Contracts, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

New after-death distributions rules under Section 401(a)(9) of the Code apply when the Participant dies. In general, a designated beneficiary must receive the entire interest by the end of the calendar year which contains the tenth anniversary of the Participant's death. If the Participant dies before the required beginning date, no distribution is required or a year before that tenth year. However, if the beneficiary is an "eligible designated beneficiary" (or "EDB"), they generally can elect to take distributions over their life or life expectancy if payments begin no later than one year after December 31 following the Participant's death, subject to certain restrictions imposed by the federal tax law. However, the entire amount must be distributed by the end of the year containing the 10th anniversary of the EDB's death.

If the Participant dies on or after the required beginning date, the beneficiary will be required to take an annual post-death required minimum distribution based on a life expectancy factor determined under IRS regulations. In addition, if the Participant's beneficiary is an individual, in all events all remaining amounts must be fully distributed by the end of the year containing the tenth anniversary of the Participant's death, or in the case of an EDB, by the end of the year containing the tenth anniversary of the beneficiary's death.

Special rules apply to EDBs who are minors, EDBs who are older than the Participant, and beneficiaries that are not individuals.

Although the lifetime required minimum distribution rules do not apply to Roth IRAs under Section 408A of the Code, the post-death distribution rules apply.

These rules are described in more detail in "Qualified Retirement Plans and Required Minimum Distributions." It is the Owner's responsibility to assure that distribution rules imposed by the Code and Treasury regulations will be met. The Owner may want to consult a tax advisor concerning the potential application of these complex rules before purchasing this annuity Contract or purchasing additional features under this annuity Contract or making additional Purchase Payments under this annuity Contract.

Continuation of the Contract by a surviving spouse

As described above, in certain cases a surviving spouse may elect, in the case of Non-Qualified Contracts and Contracts that are used in connection with IRAs under Section 408 of the Code, to continue the Contract and become the new Owner. A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

The designated beneficiary of an annuity contract who is recognized as a spouse of a deceased owner for federal tax purposes is treated more favorably than a designated beneficiary who is not recognized as a spouse for federal tax purposes. Specifically, a designated beneficiary who is recognized as a spouse of the deceased owner for federal tax purposes may continue the Contract and become the new Owner as described above. In contrast, a designated beneficiary who is not recognized as a spouse of the deceased owner for federal tax purposes generally must surrender the Contract within 5 or 10 years of the owner's death or take distributions from the Contract over the beneficiary's life or life expectancy beginning within one year of the owner's death, with the applicable rules differing depending on whether the Contract is a Non-Qualified Contract or a Qualified Contract.

The Internal Revenue Service has ruled that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as "spouses" for federal tax law purposes. As a result, if a beneficiary of a deceased owner and the owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to nonspouse beneficiaries and will not be able to continue the Contract.

If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

Secondary Annuitant

Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made once before annuity payments begin, either:

(1)  in the application for the Contract, or

(2)  after the Contract is issued, by written notice to the Company at its Operations Center.

The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

(1)  any payment made by the Company, or

(2)  action taken by the Company before the receipt of the notice at the Company's Operations Center.

You cannot change the Secondary Annuitant, but you can delete the Secondary Annuitant.

The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

(1)  the death of the Annuitant must have occurred before the Annuity Starting Date;

(2)  the Secondary Annuitant is living on the date of the Annuitant's death;

(3)  if the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant's spouse (as defined by federal law); and

(4)  if the Annuity Starting Date is later than the Contract Anniversary nearest the Secondary Annuitant's 95th birthday, the Annuity Starting Date will be automatically advanced to that Contract Anniversary.

Effect of Secondary Annuitant's becoming the Annuitant. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the successor Beneficiary on the date of death. If there was no successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.

Assignment

The Owner may assign the Contract. However, the Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Operations Center. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

Because an assignment may be a taxable event, an Owner should consult a competent tax adviser before assigning the Contract.

Change of Beneficiary

So long as the Contract is in effect the Owner may change the Beneficiary or successor Beneficiary. A change is made by submitting a written request in Good Order to the Company at its Operations Center. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.

Substitution of Securities

The Company may substitute other securities for shares of the Portfolios already purchased or to be purchased in the future by Contract Purchase Payments if:

(1)  the shares of any Portfolio are no longer available for investment by the Separate Account, or

(2)  in the judgment of the Company's Board of Directors, further investment in shares of one or more of the Portfolios is inappropriate based on the purposes of the Contract.

The substituted securities may have higher fees and charges than the Portfolio(s) they replaced, and not all substituted securities may be available to all classes of contracts. We will notify you before we substitute securities in any subaccount, and, to the extent required by law, we will obtain prior approval from the Securities and Exchange Commission and the Arizona Insurance Department. We also will obtain any other required approvals.

Changes to Contracts

The Company reserves the right, subject to compliance with laws that apply, to unilaterally change your Contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, Treasury regulations, published rulings of the Internal Revenue Service, ERISA, and Department of Labor regulations.

Any change in the Contract must be in writing and made by our authorized officer. We will provide notice of any Contract change.

Change in Operation of the Separate Account

The Separate Account may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required, or the Separate Account may be combined with any of the Company's other variable accounts.

Deregistration of the Separate Account requires an order by the Securities and Exchange Commission. If there is a change in the operation of the Separate Account under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Voting Rights

All of the assets held in the subaccounts of the Separate Account will be invested in shares of the designated Portfolios. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the shares of each of the Portfolios held in the Separate Account (whether or not attributable to contract owners).

We will determine the number of votes which you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote Portfolio shares of a class held in a subaccount for which we received no timely instructions in proportion to the voting instructions which we received for all contracts participating in that subaccount. We will apply voting instructions to abstain on any item to be voted on a pro rata basis to reduce the number of votes eligible to be cast. One possible effect of this voting method is that a relatively small number of Contract owners may determine the outcome of a vote.

Whenever a Portfolio calls a shareholder's meeting, each person having a voting interest in a subaccount will receive proxy voting material, reports, and other materials relating to the Portfolio. Since each Portfolio may engage in shared funding, other persons or entities besides the Company may vote Portfolio shares.

Distribution of the Contracts

The Contracts are distributed by both Equitable Advisors, LLC ("Equitable Advisors") and Equitable Distributors, LLC ("Equitable Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of the Separate Account. The offering of the Contracts is intended to be continuous.

Equitable Advisors is an affiliate of the Company and Equitable, and Equitable Distributors is an affiliate of us and an indirect wholly owned subsidiary of Equitable. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1345 Avenue of the Americas, New York, NY 10105. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for the Company's other life and annuity products.

The Contracts are sold by financial professionals of Equitable Advisors and its affiliates. The Contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on Contracts sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its Contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your Contract. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the Contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the Contract, see "Charges and Adjustments" earlier in this prospectus.

Compensation paid to the Distributors. The Company pays compensation to the Distributors based on Purchase Payments made on the Contracts sold through the Distributors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 6.50% of the total Purchase Payments made under the Contracts, plus, starting in the second Contract Year, up to 0.25% of the Fund Value of the Contracts ("asset-based compensation"). The Distributors, in turn, may pay a portion of the compensation received from the Company to the Distributor's financial professional and/or the Selling broker-dealer making the sale. The compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers. The Distributors also pay a portion of the compensation it receives to its managerial personnel. When a Contract is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the Contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their contract.

Equitable Advisors may also pay financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company Contracts and Contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

The Company also pays Equitable Distributors compensation to cover its operating expenses and marketing services under the terms of the Company's distribution agreements with Equitable Distributors.

Differential compensation paid by Equitable Advisors. In connection with the sale of the Company's products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of the Company's Contract than it pays for the sale of a Contract or other financial product issued by a company other than the Company. Equitable Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same contract. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's Contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's Contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's Contracts and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend the Company's Contract over a contract or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are in your best interest based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Additional payments by Equitable Distributors to Selling broker-dealers. Equitable Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the Contract owner. Payments may be based on ongoing sales, on the aggregate account value attributable to Contracts sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain contracts of the Company exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company Contracts over Contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2024) received additional payments. These additional payments ranged from $3,126.06 to $7,644,442.98. The Company and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of the Company's contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

AG Capital Inc., AE Financial Services, LLC, Allstate Financial Services, LLC, Ameriprise Financial Services, LLC, Aretec Group Inc., Atria Wealth Solutions, Ausdal Financial Partners, Inc., Cambridge Investment Research, Capital Investment Group Inc., Centaurus Financial, Inc., Chase Insurance Agency, Inc., Citigroup Global Markets, Inc., Citizens Investment Services, Commonwealth Financial Network, Copper Financial Network, LLC, DPL Financial Partners, Equity Services Inc., Farmers Financial Solution LLC, First Horizon Advisors, Inc., Geneos Wealth Management Inc., Gradient Securities, LLC, Halo Securities LLC, Harbour Investments, Inc., Independent Financial Group LLC, J.W. Cole Financial, Inc., Janney Montgomery Scott LLC, Kestra Investment Services LLC, Key Investment Services LLC, Kovack Securities Inc., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning, Lion Street Financial LLC, LPL Financial Corporation, Madison Avenue Securities, LLC, MML Investors Services, LLC, Morgan Stanley Smith Barney, Mutual of Omaha Investor Services Inc., OneAmerica Securities Inc., Osaic Inc. (The Advisor Group (AIG)), Park Avenue Securities, LLC, PlanMember Securities Corp., PNC Investments, LLC, Primerica Financial Services, Inc., Principal Securities, Inc., Pruco Securities, LLC, Raymond James & Associates Inc., RBC Capital Markets Corporation, Santander Securities Corporation, The Huntington Investment Company, The Leaders Group, Inc., The Wentworth Group, LLC, TransAmerica Financial Advisors, U.S. Bancorp Advisors, LLC, U.S. Bancorp Investments, Inc., Valmark Securities Inc., Voya Financial Advisors, Inc., Wells Fargo Advisors, LLC.

Federal Tax Status

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address Federal estate, gift or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, the Company makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. The Company does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Separate Account, and therefore does not intend to make provision for any such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

The assets underlying the Guaranteed Interest Account with Market Value Adjustment are owned by the Company, and the income derived from such assets will be includible in the Company's income for federal income tax purposes.

Taxation of annuities in general

Tax deferral during accumulation period

Under existing provisions of the Code, except as described below, any increase in an Owner's Fund Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)  the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations;

(2)  the Company, rather than the Owner, is considered the owner of the assets of the Separate Account for federal income tax purposes; and

(3)  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Separate Account, are to be "adequately diversified." If the Separate Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Fund Value over the premiums paid for the Contract. The Company expects that the Separate Account, through the Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Separate Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate Purchase Payments and the Separate Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Separate Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner. As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)  certain Qualified Contracts;

(3)  Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)  certain Contracts used in connection with structured settlement agreements; and

(5)  Contracts purchased with a single Purchase Payment when the Annuity Starting Date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed annuity payment dates

If the Annuity Starting Date under the Contract occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of surrenders and partial surrenders

In the case of a partial surrender, amounts you receive are generally includable in income to the extent your "cash surrender value" before the partial surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as partial surrenders, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

As described elsewhere in this Prospectus, the cost of the enhanced death benefit option is reflected in the mortality and expense risk charge. It is possible that the portion of the mortality and expense risk charge that represents the cost of the enhanced death benefit option could be treated for federal tax purposes as a partial surrender from the Contract. If the Contract has additional riders, charges (or some portion thereof) for such riders could be treated for federal tax purposes as partial surrenders from the Contract.

There is some uncertainty regarding the treatment of the Market Value Adjustment for purposes of determining the amount includible in income as a result of any partial surrender, surrender, assignment, pledge, or transfer without adequate consideration. Congress has given the IRS regulatory authority to address this uncertainty. However, as of the date of this Prospectus, the IRS has not issued any regulations addressing these determinations.

Surrenders and partial surrenders may be subject to a 10% additional tax. (See "Additional Tax on premature distributions.") Surrenders and partial surrenders may also be subject to federal income tax withholding requirements. (See "Federal income tax withholding.")

Taxation of annuity payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the "investment in the contract" (defined above) you allocate to the settlement option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formula, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax advisor in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Taxation of proceeds payable upon death

Prior to the Annuity Starting Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such proceeds are includable in income as follows:

(1)  if distributed in a lump sum or under Settlement Option 1 (described above), they are taxed in the same manner as a surrender, as described above; or

(2)  if distributed under Settlement Options 2, 3, 3A, or 4 (described above), they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Starting Date, if a guaranteed period exists under a life income settlement option and the payee dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)  if distributed in accordance with the existing settlement option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal income tax withholding.")

The Company may be liable for payment of the generation skipping transfer tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the proceeds.

Assignments, pledges, and gratuitous transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Fund Value is treated for federal income tax purposes as a partial surrender of such amount or portion. If the entire Fund Value is assigned or pledged, subsequent increases in the Fund Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

Additional tax on premature distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% additional tax on the amount of any payment from the Contract, e.g., surrenders, partial surrenders, annuity payments, death proceeds, assignments, pledges and gratuitous transfers, that is includable in income unless the payment is:

(a)  received on or after the Owner reaches age 59 1/2;

(b)  attributable to the Owner's becoming disabled (as defined in the tax law);

(c)  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

(e)  made under a Contract purchased with a single Purchase Payment when the Annuity Starting Date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% additional tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this prospectus and also purchases at approximately the same time an immediate annuity issued by the Company (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during the same calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Starting Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% additional tax described above.

Net Investment Income Tax (NIIT) on Certain Distributions

A Net Investment Income Tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of interest deduction where contract is held by or for the benefit of certain nonnatural persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

Qualified retirement plans

In general

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, partial surrenders, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

Required Minimum Distributions

In general. In the case of Qualified Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the "RMD" rules). Legislation passed in 2019 (the "SECURE Act") and in 2022 (the "SECURE 2.0 Act") changed a number of the RMD rules applicable to distributions after the death of a Qualified Contract owner. The changes were generally effective for deaths occurring after 2019, and the changes made by the SECURE 2.0 Act were generally effective after 2022. This discussion is a general description of the new RMD rules implemented by the SECURE and SECURE 2.0 Acts and not those of prior law, which remain applicable in certain circumstances. In addition, the terms of your plan or IRA will control. Failure to comply with the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution from the Qualified Plan. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the "correction window," of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.

When distributions must begin. Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Plans by the "required beginning date." In the case of IRAs, this generally means April 1 of the calendar year following the calendar year in which the Owner reaches the "applicable age." In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Roth IRAs are not subject to the lifetime RMD rules. For taxable years beginning after December 31, 2023, lifetime RMDs are no longer required for designated Roth accounts under 401(k) and 403(b) plans. RMDs must still be taken from designated Roth accounts for 2023, including those with a required beginning date of April 1, 2024.

If you were born...	Your "applicable age" is...
Before July 1, 1949	70	1/2
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75

Annual distribution amount. If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract's account value by the applicable factor from IRS life expectancy tables. The death benefit under your Contract and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. If your Contract is an IRA, Protective Life will calculate your RMDs during your lifetime if you ask us to do so.

Death before your required beginning date. In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, in accordance with federal tax rules, unless the designated beneficiary is an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.

Death on or after your required beginning date. In general, if you die on or after your required beginning date, the beneficiary will be required to take an annual post-death required minimum distribution based on a life expectancy factor determined under IRS regulations. In addition, if the beneficiary is an individual, in all events all remaining amounts must be fully distributed by the end of the year containing the tenth anniversary of your death, in accordance with federal tax rules. If your beneficiary is an EDB (other than a minor child), distributions must continue annually over the longer of your remaining life expectancy and the EDB's life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB's death, in accordance with federal tax rules. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.

Spousal continuation. If your sole beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse's own IRA, or by treating your IRA as your surviving spouse's own IRA. In certain circumstances, the spouse may have to take a "hypothetical RMD" before transferring their interest or treating your IRA as their own.

Annuity payments. If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Protective Life) in order to comply with the post-death distribution requirements.

The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Loans

As described earlier in this prospectus, certain Qualified Contracts issued under a Code Section 401(k) plan will have a loan provision under which a Loan can be taken using the Contract as collateral for the Loan. In general, loans from Qualified Contracts are taxable distributions unless certain requirements are satisfied. For example, the Loan, by its terms, generally must be repaid within 5 years, repayments are required at least quarterly and must be substantially level, and the Loan amount is limited to certain dollar amounts specified by the IRS. These dollar limits take into account other recent loans you have had under the plan. If these requirements are not satisfied when the Loan is received or while the Loan is outstanding, it could result in a taxable distribution from the Qualified Contract. The plan may also require the Loan to be repaid upon severance from employment. Please consult your plan administrator and/or tax adviser regarding the treatment of Loans in these circumstances.

Additional Tax on Premature Distributions

There may be a 10% additional tax on the taxable amount of payments from certain Qualified Contracts. In the case of an IRA, exceptions provide that the additional tax does not apply to a payment:

(a)  received on or after the date the Owner reaches age 59 1/2;

(b)  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

(c)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under section 401, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). Certain other exceptions to the 10% additional tax not described herein also may apply. Please consult your tax adviser.

Other Considerations

When issued on connection with a Qualified Plan, we will amend a Contract as generally necessary to confirm to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible, and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA. Contracts may also be issued in connection with a "Simplified Employee Pension" (or SEP) or "SEP IRA" under Section 408(k) of the Code.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence during the Owner's lifetime. A Roth IRA may accept a "qualified rollover contribution" from (1) a non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals.

Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

For tax years beginning after December 31, 2023, a beneficiary of a section 529 account can roll over a distribution from the section 529 account to a Roth IRA for the beneficiary if certain requirements are met. The rollover must be paid through a trustee-to-trustee transfer. The rollover amount in any year cannot exceed the Roth IRA contribution limit and the aggregate amount for all years cannot exceed $35,000. In addition, the rollover must be from a section 529 account that has been open for more than 15 years. Other restrictions may apply.

IRA to IRA Rollovers and Transfers

A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

A rollover from any one of your IRAs (including IRAs you have with another company) to another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution subject to an additional tax.

If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A "trustee-to-trustee" transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and "qualified rollover contributions" to Roth IRAs, both of which are subject to special rules.

Pension and profit-sharing plans

Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change settlement options, to elect an automatic withdrawal option, or to make a partial or full surrender of the Contract.

Tax-sheltered annuities

Section 403(b) of the Code permits employers of public school employees and employees of certain types of charitable organizations specified in Section 501(c)(3) of the Code and certain educational organizations to purchase annuity contracts on behalf of their employees and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such Purchase Payments may be subject to Social Security (FICA) taxes. These annuity contracts are commonly referred to as "Tax-Sheltered Annuities." Effective January 1, 1989, the Contracts have been withdrawn from sale to Qualified Plans which intend to qualify for federal income tax advantages under Section 403(b).

Direct rollovers

If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

Federal income tax withholding

In general

The Company will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies the Company at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, the Company may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Starting Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident aliens and foreign corporations

The discussion above provides general information regarding federal withholding tax consequences to annuity contract owners or beneficiaries that are U.S. citizens or residents. Owners or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Owners or beneficiaries that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

Status for income tax purposes; FATCA. In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report contract values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.

Legal Proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a Contract owner's interest in Equitable America Variable Account A, nor would any of these proceedings be reasonably likely to have a material adverse effect upon Equitable America Variable Account A, our ability to meet our obligations under the Contracts, or the ability of the Distributors to perform their contracts with Equitable America Variable Account A.

Financial Statements

The financial statements of Equitable America Variable Account A, as well as financial statements and financial statement schedules of the Company, are incorporated by reference in the Statement of Additional Information dated May 1, 2025.

The financial statements and financial statement schedules of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. You should not consider the financial statements and financial statement schedules of the Company as affecting investment performance of assets in the Separate Account.

About the General Account

This Contract was offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a Contract's Fund Value or any guaranteed benefits with which the Contract was issued, including death benefits and the Guaranteed Interest Account with Market Value Adjustment. The Company is solely responsible to the Contract owner for the Contract's Fund Value and such guaranteed benefits. The general obligations and any guaranteed benefits under the Contract (for example, annuity payments, death benefit payments, interest credited to the Guaranteed Interest Account with Market Value Adjustment) are supported by the Company's General Account and are subject to the Company's claims paying ability. An owner should look to the financial strength of the Company for its claims-paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular Contract or obligation. General Account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable Investment Options. You may also speak with your financial representative.

The General Account is subject to regulation and supervision by the Insurance Department of the State of Arizona and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the General Account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The General Account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

The disclosure with regard to the General Account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

APPENDIX:

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://protective.onlineprospectus.net/protective/funds/. You can also request this information at no cost by calling 1-800-487-6669 or by sending an email request to prospectus@protective.com.

The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio's past performance is not necessarily an indication of future performance.

Asset		Net Annual Expenses	Average Annual Total Returns (as of 12/31/2024)
Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	1 Year	5 Year	10 Year
U.S. Equity	1290 VT Equity Income Portfolio - Class IB - Barrow Hanley Mewhinney & Strauss LLC(1)	0.95%	9.67%	7.56%	7.34%
Alternative	1290 VT GAMCO Mergers & Acquisitions Portfolio - Class IB - Gamco Asset Management Inc(1)	1.32%	9.02%	4.29%	4.09%
U.S. Equity	1290 VT GAMCO Small Company Value Portfolio - Class IB - Gamco Asset Management Inc	1.05%	11.59%	10.58%	8.80%
U.S. Equity	1290 VT Socially Responsible Portfolio - Class IB - BlackRock Investment	0.90%	21.70%	13.57%	12.09%
U.S. Equity	BNY Mellon Stock Index Fund, Inc. - Initial Shares - Mellon Investments Corporation	0.27%	24.66%	14.21%	12.81%
Allocation	EQ/Aggressive Allocation Portfolio - Class IB(2)(3)	1.16%	13.73%	8.26%	7.95%
Allocation	EQ/All Asset Growth Allocation Portfolio - Class IB(1)	1.25%	11.16%	6.22%	6.15%
U.S. Equity	EQ/Capital Group Research Portfolio - Class IB - Capital International Inc(1)	0.95%	29.87%	14.44%	13.15%
Allocation	EQ/Conservative Allocation Portfolio - Class IB(1)(2)(3)	1.00%	4.61%	1.71%	2.35%
Allocation	EQ/Conservative-Plus Allocation Portfolio - Class IB(1)(2)(3)	0.85%	7.02%	3.55%	3.96%
Taxable Bond	EQ/Core Bond Index Portfolio - Class IB - SSGA Funds Management Inc(1)	0.62%	2.41%	0.29%	1.11%
Taxable Bond	EQ/Intermediate Government Bond Portfolio - Class IA - SSGA Funds Management Inc(1)	0.62%	2.46%	0.05%	0.64%
U.S. Equity	EQ/Janus Enterprise Portfolio - Class IB - Janus Capital Management LLC	1.05%	14.16%	9.12%	9.14%
U.S. Equity	EQ/JP Morgan Growth Stock Portfolio - Class IB - J.P. Morgan Investment Management Inc.(1)	0.96%	33.78%	13.30%	13.62%
U.S. Equity	EQ/Large Cap Growth Managed Volatility Portfolio - Class IB(3)	0.87%	30.11%	15.56%	14.26%

Asset		Net Annual Expenses	Average Annual Total Returns (as of 12/31/2024)
Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	1 Year	5 Year	10 Year
U.S. Equity	EQ/Large Cap Value Index Portfolio - Class IB - AllianceBernstein L.P.	0.74%	13.48%	7.94%	7.75%
U.S. Equity	EQ/Loomis Sayles Growth Portfolio - Class IB(1)	1.05%	33.74%	16.06%	15.71%
International Equity	EQ/MFS International Growth Portfolio - Class IB - Massachusetts Financial Services Company(1)	1.10%	8.76%	5.92%	7.57%
U.S. Equity	EQ/Mid Cap Index Portfolio - Class IB - AllianceBernstein L.P.(1)	0.64%	13.21%	9.62%	8.96%
U.S. Equity	EQ/Mid Cap Value Managed Volatility Portfolio - Class IB - BlackRock Investment Management, LLC; Wellington Management Company LLP; Diamond Hill Capital Management Inc(3)	0.96%	11.66%	7.62%	7.29%
Allocation	EQ/Moderate Allocation Portfolio - Class IB(2)(3)	1.08%	7.92%	4.33%	4.66%
Allocation	EQ/Moderate-Plus Allocation Portfolio - Class IB(2)(3)	1.12%	10.75%	6.38%	6.36%
Money Market	EQ/Money Market Portfolio - Class IA - Dreyfus	0.68%	4.65%	2.10%	1.36%
U.S. Equity	EQ/Morgan Stanley Small Cap Growth Portfolio - Class IB - BlackRock Investment Management, LLC; Morgan Stanley Investment Management, Inc.(1)	1.15%	20.79%	12.75%	11.47%
Taxable Bond	EQ/PIMCO Ultra Short Bond Portfolio - Class IB - Pacific Investment Management Company, LLC(1)	0.81%	5.89%	2.27%	1.85%
Taxable Bond	EQ/Quality Bond PLUS Portfolio - Class IB - Pacific Investment Management Company, LLC; AllianceBernstein L.P.	0.85%	1.67%	-0.25%	0.71%
U.S. Equity	EQ/Value Equity Portfolio - Class IB - Aristotle Capital Management, LLC	0.92%	7.24%	7.00%	6.66%
U.S. Equity	Fidelity® VIP Contrafund® Portfolio - Service Class - FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	0.66%	33.63%	16.92%	13.50%
Allocation	Franklin Income VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	0.72%	7.20%	5.29%	5.27%
U.S. Equity	Franklin Rising Dividends VIP Fund - Class 2 - Franklin Advisers, Inc.(1)	0.88%	10.79%	10.30%	10.44%
International Equity	Invesco® V.I. Global Fund - Series II	1.06%	15.78%	9.21%	9.58%
Allocation	Janus Henderson VIT Balanced Portfolio - Institutional Shares	0.62%	15.43%	8.33%	8.66%
U.S. Equity	Janus Henderson VIT Enterprise Portfolio - Institutional Shares	0.72%	15.61%	9.88%	12.40%

Asset		Net Annual Expenses	Average Annual Total Returns (as of 12/31/2024)
Allocation Type	Portfolio Company - Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	1 Year	5 Year	10 Year
U.S. Equity	Janus Henderson VIT Forty Portfolio - Institutional Shares	0.58%	28.47%	15.40%	15.65%
International Equity	Janus Henderson VIT Global Research Portfolio - Institutional Shares	0.72%	23.58%	12.35%	10.55%
Taxable Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	1.08%	-0.50%	-0.33%	0.82%
Miscellaneous	ProFund VP Bear Fund(1)	1.68%	-13.71%	-13.65%	-12.57%
Miscellaneous	ProFund VP Rising Rates Opportunity Fund	1.67%	19.00%	7.05%	-0.06%
U.S. Equity	ProFund VP UltraBull Fund(1)	1.68%	42.02%	18.93%	17.99%

(1)  These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Fund operating expenses for Contract Owners and will continue past the current year.

(2)  The "EQ Allocation" Portfolios.

(3)  This Portfolio utilizes a volatility management strategy as part of its investment objective and/or principal investment strategy. See "The Portfolios" for information on how volatility management strategies may impact your Fund Value and any enhanced death benefit.

The following is a list of the fixed options (Guaranteed Interest Account with Market Value Adjustment) currently available under the Contract. We may change the features of the fixed options listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. See Guaranteed Interest Account with Market Value Adjustment for more information.

Note: If amounts are withdrawn from a Guaranteed Interest Account with Market Value Adjustment before the end of the Accumulation Period, we may apply a Market Value Adjustment. This may result in a significant reduction in your Fund Value.

Name	Term	Minimum Guaranteed Interest Rate
Guaranteed Interest Account with Market Value Adjustment	3 Year	3.50%
Guaranteed Interest Account with Market Value Adjustment	5 Year	3.50%
Guaranteed Interest Account with Market Value Adjustment	7 Year	3.50%
Guaranteed Interest Account with Market Value Adjustment	10 Year	3.50%

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission ("SEC"), contains additional information about the Contract and the Separate Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge or make inquiries regarding your Contract by writing or calling us at the address or telephone number shown below. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Reports and other information about the Separate Account are available on the SEC's website at http://www.sec.gov, and copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

If you would like to receive a copy of the Separate Account Statement of Additional Information, please contact:

Equitable Financial Life Insurance Company of America
Operations Center
2801 Highway 280 South
Birmingham, AL 35223
800-487-6669

EDGAR Contract Identifier Number: C000027480, C000257727

MLA-CM

Individual Flexible Payment

Variable Annuity Contract

Issued by

Equitable America Variable Account A

and

Equitable Financial Life Insurance Company of America

8501 IBM Drive, Suite 150,

Charlotte, NC 28262-4333

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2025

This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 2025 for the Individual Flexible Payment Variable Annuity Contract ("Contract") issued by Equitable Financial Life Insurance Company of America ("Company"). The prospectus is available, at no charge, by writing the Company at its Operations Center, 5788 Widewaters Parkway, Syracuse, New York 13214 or by calling 1-800-487-6669, or by accessing the SEC's website at www.sec.gov.

TABLE OF CONTENTS

Additional information about the Company	2
Independent Registered Public Accounting Firm	2
Market Value Adjustment Example	3
Sale of the contracts	6
Financial statements	6

MLOA-CM

#417014

Additional information about the Company

Equitable Financial Life Insurance Company of America

We are Equitable Financial Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc., No company other than the Company has any legal responsibility to pay amounts that the Company owes under the Contracts.

Equitable Advisors, LLC and Equitable Distributors, LLC serve as the principal underwriters of the Separate Account and distributors of the Contracts.

We are subject to regulation by the State of Arizona and regulation by the Director of Insurance in Arizona. We file an annual statement with the State of Arizona, and periodically, the Director of Insurance for the State of Arizona assesses our liabilities and reserves and those of the Separate Account and assesses their adequacy. We are also subject to the insurance laws and regulations of other states in which we are licensed to operate.

Equitable America Variable Account A

Equitable America Variable Account A is (the "Separate Account") is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management of investment practices or policies by the SEC. The Separate Account was authorized by the Board of Directors of the Company and established under Arizona law on March 27, 1987.

The Separate Account invests in Portfolios (e.g., an underlying mutual fund that sells its shares to insurance company separate accounts supporting variable insurance contracts/policies). When a Portfolio sells its shares to both variable annuity and variable life insurance separate accounts, it engages in what is referred to as "mixed" funding. When a Portfolio sells its shares to separate accounts of both affiliated life insurance companies and those that are unaffiliated, it engages in "shared" funding. Each Portfolio may engage in mixed and shared funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of various shareholders participating in a Portfolio could conflict.

To address such conflicts, the Board of Directors (or Trustees) of an underlying Portfolio registered as an open-end management investment company may monitor the Portfolio for the existence of material, irreconcilable conflicts between the interests of variable annuity contract owners and variable life policy owners investing in the Portfolio. If a material, irreconcilable conflict arises with respect to a given Portfolio, the Board of Directors (or Trustees) of the Portfolio may decide to resolve the conflict. Such resolution could entail establishing a new registered management investment company and/or separating the fund assets associated with variable annuity contracts and variable life insurance contracts.

Independent Registered Public Accounting Firm

The consolidated financial statements and financial statement schedules of Equitable Financial Life Insurance Company of America as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 incorporated in this Statement of Additional Information by reference to the filed Form N-VPFS for Equitable Financial Life Insurance Company of America, have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company of America as permitted by the applicable SEC independence rules, and as disclosed in Equitable Financial Life Insurance Company of America's Form 10-K. PricewaterhouseCoopers LLP's address is 214 North Tryon Street, Suite 4200, Charlotte, North Carolina 28202.

2

Market Value Adjustment Example

The examples below show how the market value adjustment would be determined and how it would be applied to a withdrawal or transfer (including a transfer for the purpose of obtaining a Loan), from the Guaranteed Interest Account with Market Value Adjustment fixed option during an Accumulation Period at certain hypothetical Specified Interest Rates. The amount of the market value adjustment is based on the MVA Factor. The formula for determining the MVA Factor is:

[(1+a)/(1+b)+0.25%]((n-t)/12)-1

Where:

a =  the Specified Interest Rate for the Accumulation Period from which the surrender, transfer or Loan is to be taken;

b =  the Specified Interest Rate declared at the time a surrender or transfer is requested for an Accumulation Period equal to the time remaining in the Accumulation Period from which the surrender or transfer (including transfer to the Loan Account as a result of a request by the Owner for a Loan) is requested;

n =  the length of the Accumulation Period from which the surrender or transfer occurs in months; and

t =  the number of elapsed months (or portion thereof) in the Accumulation Period from which the surrender or transfer occurs.

3

Example: The Accumulation Period you selected is 3 years (36 months). You requested a $30,000 withdrawal in month 20 of the 36 month Accumulation Period. The Specified Interest Rate for your Accumulation Period is 5.00% and the Specified Interest Rate in effect at the time you requested the withdrawal is 7.00%. The Fund Value at the time of the withdrawal was $100,000.

		How the Rates and Months are part of the MVA Factor Calculation
The Specified Interest Rate for your 36 month Accumulation Period	5.00%	Represented by "a" in the formula above.
The Specified Interest Rate applicable at the time of your withdrawal plus 0.25%	7.25%	Represented by "b" in the formula above; 7.00% + 0.25% = 7.25%
Your Accumulation Period is 3 years	36 months	Represented by "n" in the formula above.
Number of elapsed months	20 months	Represented by "t" in the formula above.
Calculations (Step by Step)
(1+a)	105.00%	1 + 5.00% = 105.00%
(1+b) + 0.25%	107.25%	1 + 7.00% = 107.00% + 0.25% = 107.25%
(1+a)/(1+b)	0.979021	105% / 107.25% = 0.979021
(n-t)/12	16	(36 – 20) / 12 = 16 / 12 = 1.333333
(1+a)/(1+b)(n-t)/12	0.97126	(0.979021)1.3333 = 0.972126
Result above minus 1 is the MVA Factor	-0.02787	0.972126 – 1 = -0.02787
MVA Factor x the Withdrawal Amount is the Adjustment	-$836.21	-0.02787 x $30,000 = -$836.21 (rounded) and represents a negative Adjustment (Loss for Owner); the adjustment amount compared to the withdrawal amount ($30,000) at the time of the withdrawal as a percentage is -2.8%.
Total Amount deducted from the Guaranteed Interest Account with Market Value Adjustment	$29,163.79	Withdrawal amount requested ($30,000) minus the negative Market Value Adjustment ($836.21) = $29,163.79 the amount paid to you

4

Here is another example where the Specified Interest Rate at the time you requested the withdrawal is lower than the Specified Interest Rate attributed to the Accumulation Period using the same values for the other factors:

		How the Rates and Months are part of the MVA Factor Calculation
The Specified Interest Rate for your 36 month Accumulation Period	6.00%	Represented by "a" in the formula above.
The Specified Interest Rate applicable at the time of your withdrawal plus 0.25%	3.75%	Represented by "b" in the formula above; 3.50% + 0.25% = 3.75%
The Accumulation Period is 3 years	36 months	Represented by "n" in the formula above.
Number of elapsed months	20 months	Represented by "t" in the formula above.
Calculations (Step by Step)
(1+a)	106.00%	1 + 6.00% = 106.00%
(1+b) + 0.25%	103.75%	1 + 3.50% = 103.50% + 0.25% = 103.75%
(1+a)/(1+b)	1.021687	106% / 103.75% = 1.021687
(n-t)/12	16	(36 – 20) / 12 = 16/12 = 1.333333
(1+a)/(1+b)(n-t)/12	1.02902	(1.021687)1.3333 = 1.02902
Result above minus 1 is the MVA Factor	-0.02787	1.02902 – 1 = 0.02902
MVA Factor x the Withdrawal Amount is the Adjustment	$870.60

0.02902 x $30,000 = $870.60 (rounded) and represents a positive Adjustment (Gain for Owner); the adjustment amount compared to the withdrawal amount ($30,000) at the time of the withdrawal as a percentage is 2.9%.

Total Amount deducted from the Guaranteed Interest Account with Market Value Adjustment	$30,870.60	Withdrawal amount requested ($30,000) plus the positive Market Value Adjustment ($870.60) = $30,870.60 the amount paid to you

5

Sale of the Contracts

The principal underwriters of the contract (the "Distributors") are Equitable Advisors and Equitable Distributors, LLC. Equitable Advisors is an affiliate of the Company and Equitable, and Equitable Distributors is an affiliate of the Company and an indirect, wholly owned subsidiary of Equitable. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1345 Avenue of the Americas, New York, NY 10105. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for the Company's other life and annuity products.

The Distributors receive fees for the sale of variable annuity contracts, including the Contract. Although new sales of the Contract are no longer being made, sale of the Contracts generally speaking is part of a continuous offering. The aggregate dollar amount of commissions paid to, and the amount retained by, the Distributors for each of the Separate Account's last three fiscal years is as follows:

Equitable Advisors and Equitable Distributors ("the Distributors") receive fees for the sale of variable annuity contracts. The Distributors received compensation with respect to the contracts offered through the Separate Account in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid To The Distributors	Aggregate Amount of Commissions Retained By Equitable Advisors Only* After Payments To Their Registered Persons And Other Selling Broker-dealers
2022	$2,579,599	$241,763
2023	$2,029,248	$205,286
2024	$1,989,220	$245,130

*  Equitable Distributors passes through commissions it receives and does not retain any override as distributor for the Contracts. However, under the distribution agreement with Equitable Distributors, the Company will pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for the Distributors' operating and other expenses as it relates to the Contracts.

Please see the Prospectus for your Contract for detailed information regarding the distribution of the Contracts.

Financial statements

The financial statements of Equitable America Variable Account A, as well as financial statements and financial statement schedules of the Company, are incorporated by reference in the Statement of Additional Information dated May 1, 2025.

The financial statements of the Company should be distinguished from the financial statements of the Separate Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Separate Account.

6

PART C - OTHER INFORMATION

Item 27. Exhibits

(a) Board of Directors Resolution

(a) (1) Resolutions of Board of Directors of MONY Life Insurance Company of America authorizing the establishment of MONY America Variable Account A, adopted March 27, 1987, incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(b) Custodian Agreements - Not Applicable

(c) Underwriting Contracts

(c) (1) Underwriting Agreement among MONY Life Insurance Company of America, MONY Securities Corporation, and MONY Series Fund, Inc. dated November 1, 1990, incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

(c) (2) Wholesale Distribution Agreement dated April 1, 2005 by and between MONY Life Insurance Company of America, MONY Securities Corporation, and AXA Distributors, LLC, is incorporated herein by reference to the Registration Statement on Form S-3 (File No. 333-177419) filed on October 20, 2011.

(c) (2) (i) Form of the First Amendment dated as of October 1, 2013 to the Wholesale Distribution Agreement dated as of April 1, 2005 between MONY Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 19, 2016.

(c) (2) (ii) Second Amendment dated as of August 1, 2015 to the Wholesale Distribution Agreement dated as of April 1, 2005 between MONY Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 19, 2016.

(c) (3) Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-4 (File No. 333-05593) filed on April 20, 2005.

(c) (4) Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-4 (File No. 333-05593) filed on April 20, 2005.

(c) (5) General Agent Sales Agreement dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(c) (5) (i) First Amendment dated as of August 1, 2006 to General Agent Sales Agreement dated as of August 1, 2006 by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 (File No. 333-134304) filed on March 1, 2012.

(c) (5) (ii) Second Amendment dated as of April 1, 2008 to General Agent Sales Agreement dated as of April 1, 2008 by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(c) (5) (iii) Form of the Third Amendment to General Agent Sales Agreement dated as of October 1, 2013 by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (333-195491) filed on April 21, 2015.

(c) (5) (iv) Fourth Amendment to General Agent Sales Agreement dated as of October 1, 2014 by and between Equitable Financial Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to the Registration Statement on Form S-3 (333-236437) filed on March 14, 2022.

(c) (5) (v) Fifth Amendment to General Agent Sales Agreement, dated as of June 1, 2015 by and between MONY Life Insurance Company of America (“MONY America”) and AXA NETWORK, LLC and the additional affiliated entities of AXA Network, LLC, incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-207014) filed on December 23, 2015.

(c) (5) (vi) Sixth Amendment to General Agent Sales Agreement, dated as of August 1, 2015, by and between MONY Life Insurance Company of America (“MONY America”) and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No.29 to the Form S-6 Registration Statement (333-56969) filed on April 19, 2019.

(c) (5) (vii) Seventh Amendment to General Agent Sales Agreement, dated as of April 1, 2016, by and between MONY Life Insurance Company of America (“MONY America”) and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No.29 to the Form S-6 Registration Statement (333-56969) filed on April 19, 2019.

(c)(5)(viii) Eighth Amendment to General Agent Sales Agreement dated as of November 1, 2019, by and between MONY Life Insurance Company of America ("MONY America") and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-191149) filed on April 21, 2021.

(c) (5) (ix)  Ninth Amendment to General Agent Sales Agreement, dated as of October 1, 2020, by and between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-191149) filed on April 21, 2021.

(c) (5) (x) Tenth Amendment to General Agent Sales Agreement, dated as of September 1, 2021, by and between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-6 (File No. 333-56969) filed on April 21, 2022.

(c) (5) (xi) Eleventh Amendment to General Agent Sales Agreement, dated as of November 1, 2021, by and between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-6 (File No. 333-56969) filed on April 21, 2022.

(c) (5) (xii) Twelfth Amendment to General Agent Sales Agreement, dated as of June 6, 2005, by and between Equitable Financial Life Insurance Company of America and Equitable Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-6 (File No. 333-56969) filed on April 23, 2024.

(c) (6) Broker-Dealer Distribution and Servicing Agreement dated June 6, 2005, made by and between MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference to the Registration Statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(c) (7) Broker-Dealer and General Agent Servicing Agreement for In-Force MLOA Products dated October 1, 2013, by and between MONY Life Insurance Company of America, AXA Advisors, LLC and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 (File No. 333-56969) filed on April 25, 2014.

(c) (8) Wholesale Level Servicing Agreement for In-Force MLOA Products dated October 1, 2013, by and between MONY Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 (File No. 333-56969) filed on April 25, 2014.

(d) Contracts – Not Applicable

(e) Applications – Not Applicable

(f) Insurance Company’s Certificate of Incorporation and By-Laws

(f) (1) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(f) (2) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(f) (3) Articles of Restatement of the Articles of Incorporation of Equitable Financial Life Insurance Company of America (as Amended December 13, 2019) incorporated herein by reference to registration statement on Form S-1 (File No. 333-236437) filed on February 14, 2020.

(f) (4) By-Laws of Equitable Financial Life Insurance Company of America (as Amended December 13, 2019) incorporated herein by reference to registration statement on Form S-1 (File No. 333-236437) filed on February 14, 2020.

(f) (5) Amended and Restated By-Laws of Equitable Financial Life Insurance Company of America dated September 23, 2020, incorporated herein by reference to Registration Statement on Form N-6 (file No. 333-191149) filed on April 21, 2021.

(g) Reinsurance Contracts

(g) (1) Form of Variable Annuity Reinsurance Agreement between MONY Life Insurance Company of America and ACE TEMPEST Life Insurance Ltd., incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(g) (2) Reinsurance Agreement by and among MONY Life Insurance Company of America and Protective Life Insurance Company, dated October 1, 2013, incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form S-6 (File No. 333-56969) filed on April 25, 2014.

(h) Participation Agreements – Not Applicable

(i) Administrative Contracts

(i) (1) Services Agreement between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America dated April 25, 1985, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

(i) (2) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005, incorporated herein by reference to the Annual Report on Form 10-K (File No. 333-65423) filed on March 31, 2005.

(i) (3) Administrative Services Agreement by and between MONY Life Insurance Company of America and Protective Life Insurance Company, incorporated herein by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-6 (File No. 333-56969) filed on April 21, 2022.

(j) Other Material Contracts - Not Applicable

(k) Legal Opinion

(k) (1) Opinion and consent of Counsel – Filed herein.

(l) Other Opinions

(l) (1) Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for Equitable Financial Life Insurance Company of America – Filed herein.

(m) Omitted Financial Statements - Not Applicable

(n) Initial Capital Agreements - Not Applicable

(o) Form of Initial Summary Prospectuses - Not Applicable

(p) Powers of Attorney - Filed herein.

(q) Letter regarding Change in Certifying Accountant - Not Applicable

(r) Historical Current Limits on Index Gains – Not Applicable

Item 28. Directors and Officers of the Insurance Company

*The principal business address for all officers and directors of the Insurance Company is 8501 IBM Drive, Suite 150, Charlotte, NC 28262-4333.

Name and Principal Business Address*	Position and Offices with Insurance Company
DIRECTOR
Douglas A. Dachille Legacy Liability Solutions, LLC 161 N. Clark Street Chicago, IL 60602	Director
Francis Hondal 10050 W. Suburban Drive Pinecrest, FL 33156	Director
Arlene Isaacs-Lowe 1830 South Ocean Drive, #1411 Hallandale, FL 33009	Director
Daniel G. Kaye 767 Quail Run Inverness, IL 60067	Director
Joan Lamm-Tennant 135 Ridge Common Fairfield, CT 06824	Director
Craig MacKay England & Company 1133 Avenue of the Americas Suite 2719 New York, NY 10036	Director
Bertram L. Scott 3601 Hampton Manor Drive Charlotte, NC 28226	Director
George Stansfield AXA 25, Avenue Matignon 75008 Paris, France	Director
Charles G.T. Stonehill Founding Partner Green & Blue Advisors 525 Park Avenue, 8D New York, New York 10065	Director

OFFICER-DIRECTOR
Mark Pearson	Director and Chief Executive Officer

OTHER OFFICERS
Nicholas B. Lane	President
José Ramón González	Chief Legal Officer and Secretary
Jeffrey J. Hurd	Chief Operating Officer
Robin M. Raju	Chief Financial Officer
Michael B. Healy	Chief Information Officer
Nicholas Huth	Chief Compliance Officer
William Eckert	Chief Accounting Officer
Darryl Gibbs	Chief Diversity Officer
David W. Karr	Signatory Officer
Erik Bass	Signatory Officer
Mary Jean Bonadonna	Signatory Officer
Nicholas Chan	Deputy Treasurer
Eric Colby	Signatory Officer
Glen Gardner	Chief Investment Officer
Kenneth Kozlowski	Signatory Officer
Carol Macaluso	Signatory Officer
James Mellin	Signatory Officer
Hillary Menard	Signatory Officer
Kurt Meyers	Deputy General Counsel and Signatory Officer
Maryanne (Masha) Mousserie	Signatory Officer
Prabha ("Mary") Ng	Chief Information Security Officer
Antonio Di Caro	Signatory Officer
Shelby Hollister-Share	Signatory Officer
Manuel Prendes	Signatory Officer
Aaron Sarfatti	Chief Strategy Officer
Stephen Scanlon	Signatory Officer
Samuel Schwartz	Signatory Officer
Stephanie Shields	Signatory Officer
Joseph M. Spagnuolo	Signatory Officer

Qi Ning (“Peter”) Tian	Treasurer
Gina Tyler	Chief Communications Officer
Constance Weaver	Chief Marketing Officer
Xu (“Vincent”) Xuan	Chief Actuary
Yun ("Julia") Zhang	Chief Risk Officer

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registered Separate Account

Equitable Financial Life Insurance Company of America, a wholly-owned subsidiary of Equitable Holdings, LLC.

(a)	Equitable Holdings, Inc. - Subsidiary Organization Chart: Q4-2024 is incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-283623) filed on February 14, 2025.

Item 30. Indemnification

The By-Laws of Equitable Financial Life Insurance Company of America (the “Corporation”) provide, in Article VI as follows:

Section 1. Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 6. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a “contract right” may not be modified retroactively without the consent of such director, officer, employee or agent.

The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

The directors and officers of the Company are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company, Zurich Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CNA, AIG, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel, Ascot, Bowhead, and Westfield. The annual limit on such policies is $300 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

Item 31. Principal Underwriters

(a)  Equitable Advisors, LLC and Equitable Distributors, LLC are the principal underwriters for:

(i)  Separate Account No. 49, Separate Account No. 70, Separate Account A, Separate Account FP, Separate Account I and Separate Account No. 45 of Equitable Financial

(ii)  Separate Account No. 49B of Equitable Colorado

(iii)  EQ Advisors Trust

(iv)  Variable Account AA, Equitable America Variable Account A, Equitable America Variable Account K, Equitable America Variable Account L, and Equitable America Variable Account 70A.

Equitable Advisors, LLC is also the principal underwriter for Separate Account No. 301 of Equitable Financial.

(b)  Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC and Equitable Distributors, LLC.

(i)	EQUITABLE ADVISORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
*David Karr	Director, Chairman of the Board and Chief Executive Officer
*Nicholas B. Lane	Director
*Frank Massa	Director and President
*Aaron Sarfatti	Director
*Yun (“Julia”) Zhang	Director
*Ralph E. Browning, II	Chief Privacy Officer
*Mary Jean Bonadonna	Chief Risk Officer
*Patricia Boylan	Broker Dealer Chief Compliance Officer
*Nia Dalley	Vice President and Chief Conflicts Officer
*Brett Esselburn	Vice President, Investment Sales and Financial Planning
*Gina Jones	Vice President and Financial Crime Officer
*Tracy Zimmerer	Vice President, Principal Operations Officer
*Sean Donovan	Assistant Vice President
*Alan Gradzki	Assistant Vice President
*Janie Smith	Assistant Vice President
*James Mellin	Chief Sales Officer
*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer
*Prabha ("Mary") Ng	Chief Information Security Officer

*Alfred Ayensu-Ghartey	Vice President
*Joshua Katz	Vice President
*Dustin Long	Vice President
*Christopher LaRussa	Investment Advisor Chief Compliance Officer
*Christian Cannon	Vice President and General Counsel
Paul Scott Peterson	Vice President, Assistant Treasurer and Signatory Officer
*Samuel Schwartz	Vice President
*Dennis Sullivan	Vice President
*Peter Tian	Senior Vice President, Treasurer and Signatory Officer
*Constance (Connie) Weaver	Vice President
*Michael Brudoley	Secretary
*Christine Medy	Assistant Secretary
*Francesca Divone	Assistant Secretary

(ii)	EQUITABLE DISTRIBUTORS, LLC

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
*Nicholas B. Lane	Director, Chairman of the Board, President and Chief Executive Officer
*Jim Kais	Director and Head of Group Retirement
*Jason Brown	Deputy Chief Compliance Officer
*Ursula Carty	Head of Commercial Line Marketing
*Amy Feintuch	Head of Independent Relationships- Financial Protection
*Steve Junge	National Sales Manager – 1290 Funds
*James O’Connor	Head of Business Development and Key Accounts Group Retirement
*David Kahal	Signatory Officer
*Fred Makonnen	Signatory Officer
*Arielle D’ Auguste	Signatory Officer and General Counsel
*Alfred D’Urso	Signatory Officer and Chief Compliance Officer
*Candace Scappator	Signatory Officer, Chief Financial Officer, Principal Financial Officer and Principal Operations Officer
*Gina Jones	Signatory Officer and Financial Crime Officer
*Yun (“Julia”) Zhang	Signatory Officer and Chief Risk Officer
*Francesca Divone	Secretary
*Stephen Scanlon	Director, Head of Individual Retirement and Signatory Officer
*Prabha ("Mary") Ng	Signatory Officer and Chief Information Security Officer
*Michael Brudoley	Assistant Secretary
*Christine Medy	Assistant Secretary

* Principal Business Address: 1345 Avenue of the Americas NY, NY 10105

(c)

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Equitable Advisors, LLC	N/A	$0	$0	$0
Equitable Distributors, LLC	N/A	$0	$0	$0

Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

(a)

Name of the Contract	Number of Contracts Outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
MONY Custom Master	4,332	$102,919,719	0	$1,276,240	$10,855,631	Yes

(b)            Not applicable.

Item 32. Location of Accounts and Records

Not applicable.

Item 33. Management Services

Not applicable.

Item 34.  Fee Representation and Undertakings

The Registrant hereby undertakes:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on this day of April 24, 2025.

Equitable Financial Life Insurance Company of America
(Insurance Company registrant)

By:	/s/ Alfred Ayensu-Ghartey
Alfred Ayensu-Ghartey
Vice President and Associate General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*	Chief Executive Officer and Director
Mark Pearson

PRINCIPAL FINANCIAL OFFICER:

*	Chief Financial Officer
Robin Raju

PRINCIPAL ACCOUNTING OFFICER:

*	Chief Accounting Officer
William Eckert

*DIRECTORS:

Douglas A. Dachille	Craig MacKay	Charles G.T. Stonehill

Francis Hondal Daniel G. Kaye Joan Lamm-Tennant	Bertram L. Scott George Stansfield	Mark Pearson Arlene Isaacs-Lowe

*BY:	/s/ ALFRED AYENSU-GHARTEY
Alfred Ayensu-Ghartey
Attorney-in-Fact

April 24, 2025